EXHIBIT 10.1
________________________________________________________________________________

                       CHARMING SHOPPES RECEIVABLES CORP.

                                     Seller

                             SPIRIT OF AMERICA, INC.

                                    Servicer

                                       and

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                     Trustee

                on behalf of the Series 2002-1 Certificateholders
                            ________________________

                            SERIES 2002-1 SUPPLEMENT

                          Dated as of November 20, 2002

                                       to

                     SECOND AMENDED AND RESTATED POOLING AND
                               SERVICING AGREEMENT

                          Dated as of November 25, 1997

                (as amended on July 22, 1999 and on May 8, 2001)
                            ________________________

                                  $100,000,000

                          CHARMING SHOPPES MASTER TRUST

                                  SERIES 2002-1
________________________________________________________________________________


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SECTION 1.    Designation.....................................................1

SECTION 2.    Definitions.....................................................1

SECTION 3.    Servicing Compensation.........................................24

SECTION 4.    Reassignment and Transfer Terms................................26

SECTION 5.    Delivery and Payment for the Series 2002-1 Certificates........26

SECTION 6.    Depository; Form of Delivery of Series 2002-1 Certificates.....26

SECTION 7.    Article IV of Agreement........................................27

SECTION 8.    Article V of the Agreement.....................................48

SECTION 9.    Series 2002-1 Early Amortization Events........................52

SECTION 10.   Series 2002-1 Termination......................................54

SECTION 11.   Limitations on Addition of Accounts............................55

SECTION 12.   Ratification of Agreement......................................55

SECTION 13.   Counterparts...................................................55

SECTION 14.   Governing Law..................................................55

SECTION 15.   No Petition....................................................55

SECTION 16.   Forms of Series 2002-1 Certificates............................55

SECTION 17.   Transfer Restrictions..........................................56

SECTION 18.   Certain Amendments.............................................64

SECTION 19.   Commercial Law Representations and Warranties of the Seller....64



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EXHIBITS
EXHIBIT A   Form of Class A Certificate
EXHIBIT B   Form of Class B Certificate
EXHIBIT C   Form of Class C Certificate
EXHIBIT D-1 Form of Class D-1 Certificate
EXHIBIT D-2 Form of Class D-2 Certificate
EXHIBIT E   Form of Monthly Payment Instructions and Notification to the Trustee
EXHIBIT F   Form of Monthly Certificateholders' Statement
EXHIBIT G-1 Form of Regulation S Book-Entry Certificate to Restricted Book-Entry
            Certificate Transfer Certificate
EXHIBIT G-2 Form of Restricted Book-Entry Certificate to Regulation S Book-Entry
            Certificate Transfer Certificate

     This SERIES 2002-1 SUPPLEMENT, dated as of November 20, 2002 (this "Supplement"), is among CHARMING SHOPPES RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), SPIRIT OF AMERICA, INC., a Delaware corporation, as Servicer (the "Servicer"), and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as Trustee (the "Trustee") under the Second Amended and Restated Pooling and Servicing Agreement dated as of November 25, 1997 among the Seller, the Servicer and the Trustee, as amended on July 22, 1999 and May 8, 2001 (as further amended or otherwise modified from time to time, the "Agreement").

     Section 6.9 of the Agreement provides, among other things, that the Seller, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

     Pursuant to this Supplement, the Seller and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

          SECTION 1. Designation.

     (a) There is hereby created a Series of Investor Certificates to be issued in four classes pursuant to the Agreement and this Series Supplement and to be known together as the Series 2002-1 Certificates. The four classes shall be designated the Class A Asset Backed Certificates, Series 2002-1 (the "Class A Certificates"), the Class B Asset Backed Certificates, Series 2002-1 (the "Class B Certificates"), the Class C Asset Backed Certificates, Series 2002-1 (the "Class C Certificates") and the Class D Asset Backed Certificates, Series 2002-1 (the "Class D Certificates"). The Class D Floating Rate Asset Backed Certificates shall include two subclasses designated as the Class D-1 Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class D-1 Certificates") and the Class D-2 Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class D-2 Certificates").

     (b) Series 2002-1 shall be included in Group One. Series 2002-1 shall not be subordinated to any other Series. Series 2002-1 shall be a Paired Series with respect to Series 1997-1.

     (c) If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall be controlling.

     SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Supplement shall govern with respect to this Series. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2002-1 Certificates and no other Series of Certificates or Receivables Purchase Series issued by the Trust.

     "Adjusted Class C Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b) and (c), minus
(d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsection 4.12(b)(iii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class C Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class C Certificates pursuant to Section 4.16, and plus (f) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Amortization Period" shall mean, with respect to Series 2002-1, the Controlled Amortization Period or the Early Amortization Period.

     "Available Funds" shall mean, with respect to any Distribution Date, the sum of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds, in each case for such Distribution Date.

     "Available Principal Collections" shall mean, with respect to any Distribution Date, the sum of (a) the Principal Allocation Percentage of all Collections of Principal Receivables received during the related Due Period, minus the amount of Reallocated Class D Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Due Period which pursuant to Section 4.12 are required to fund the Class A Required Amount, the Class B Required Amount and the Class C Required Amount, (b) any Shared Principal Collections with respect to other Series in Group One that are allocated to Series 2002-1 in accordance with
Section 4.15 for such Distribution Date and (c) any other amounts which pursuant to subsections 4.9(a) and 4.11(a) (to the extent allocable to the Class A Investor Loss Amount or the Class A Investor Dilution Amount), (b), (c) (to the extent allocable to the Class B Investor Loss Amount or the Class B Investor Dilution Amount), (d), (g), (h), (i), (n), (o) and (p) for such Due Period (other than such amounts paid from Reallocated Principal Collections) are to be treated as Available Principal Collections for such Distribution Date.

     "Average Principal Balance" shall mean, for any Due Period in which one or more Reset Dates occur, the weighted average of the Principal Receivables on the first day of each Subperiod in such Due Period, it being understood that such average will be weighted according to a fraction, the numerator of which is the number of days during the relevant Subperiod and the denominator of which is the number of days in such Due Period.

     "Base Rate" shall mean, for any Due Period, an annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of Monthly Interest for the related Distribution Date, the Series 2002-1 Investor Monthly Servicing Fee for such Due Period and the amount, if any, withdrawn from the Servicing Reserve Account and paid to any Successor Servicer pursuant to Section 3 of this Supplement, and the denominator of which is equal to the outstanding principal amount of the Series 2002-1 Certificates as of the last day of the prior Due Period.

     "Cash Pre-Funded Amount" shall mean the amount on deposit in the Pre-Funding Account from time to time, excluding any investment income on funds on deposit therein.

     "Class" shall mean any of the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest or the Class D Investor Interest.

     "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the Class A Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class A Certificate Rate" shall mean 4.58% per annum.

     "Class A Certificateholder" shall mean each Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

     "Class A Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $10,583,333.33; provided, however, that such amount shall be adjusted downward to reflect (i) any reduction to the Class A Investor Interest as a result of any cancellation of Class A Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class A certificateholder pursuant to subsection 4.9(g), so that such amount shall be equal to 1/8th of the outstanding principal amount of the Class A Certificates as of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

     "Class A Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period, zero, and
(ii) with respect to each other Due Period during the Controlled Amortization Period occurring on or prior to the Class A Expected Final Payment Date, means the excess, if any, of the Class A Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class A Controlled Payment Amount on the Distribution Date related to such previous Due Period.

     "Class A Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Class A Controlled Amortization Amount and (b) any existing Class A Controlled Amortization Shortfall.

     "Class A Deficiency Amount" shall have the meaning specified in subsection 4.6(a).

     "Class A Expected Final Payment Date" shall mean the January 2008 Distribution Date.

     "Class A Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Series Investor Interest as of the end of the day on the day occurring immediately prior to the Fixed Principal Allocation Date.

     "Class A Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

     (a) the numerator of which is the Class A Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class A Investor Interest as of the Closing Date); and

     (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

     "Class A Initial Investor Interest" shall mean the aggregate initial principal amount of the Class A Certificates, which is $63,500,000.

     "Class A Investor Allocation" shall mean, with respect to any Due Period,
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amount and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class A Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class A Fixed Allocation.

     "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.10(a).

     "Class A Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2002-1 Investor Dilution Amount for such Distribution Date and (b) the Class A Floating Allocation for the related Due Period.

     "Class A Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class A Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(g)) minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs pursuant to subsection 4.10(a) over Class A Investor Charge-Offs reimbursed pursuant to subsection 4.11(b) prior to such date of determination minus (d) the amount of any reduction to the Class A Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class A Certificates pursuant to Section 4.16 minus (e) the Class A Percentage of the Initial Total Pre-Funded Amount, plus (f) the Class A Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21(a) during the Funding Period and minus (g) any reduction to the Class A Investor Interest pursuant to Section 4.21(b) on the Funding Period Termination Distribution Date.

     "Class A Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class A Floating Allocation applicable for the related Due Period.

     "Class A Monthly Interest" shall have the meaning specified in subsection 4.6(a).

     "Class A Monthly Principal" shall mean the monthly principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a).

     "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class A Required Amount" shall have the meaning specified in subsection 4.8(a).

     "Class A Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

     "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the Class B Floating Allocation of the Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class B Certificate Rate" shall mean 5.08% per annum.

     "Class B Certificateholder" shall mean each Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

     "Class B Controlled Amortization Amount" for any Due Period related to the Controlled Amortization Period shall mean $8,250,000; provided, however, that such amount shall be adjusted downward to reflect any reduction to the Class B Investor Interest as a result of any cancellation of Class B Certificates pursuant to Section 4.16 and (ii) any principal payments to the Class B Certificateholders pursuant to subsection 4.9(g), so that such amount shall be equal to 1/2 of the outstanding principal amount of the Class B Certificates of the last day of the Due Period prior to the commencement of the Controlled Amortization Period.

     "Class B Controlled Amortization Shortfall" shall mean (i) with respect to the first Due Period related to the Controlled Amortization Period occurring after the Class A Expected Final Payment Date, zero, and (ii) with respect to each other Due Period thereafter during the Controlled Amortization Period occurring on or prior to the Class B Expected Final Payment Date, means the excess, if any, of the Class B Controlled Payment Amount for the previous Due Period over the amount of Available Principal Collections distributed as payment of such Class B Controlled Payment Amount on the Distribution Date related to such previous Due Period.

     "Class B Controlled Payment Amount" for any Due Period, shall mean, the sum of (a) the Class B Controlled Amortization Amount and (b) any existing Class B Controlled Amortization Shortfall.

     "Class B Deficiency Amount" shall have the meaning specified in subsection 4.6(b).

     "Class B Expected Final Payment Date" shall mean the March 2008 Distribution Date.

     "Class B Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the day occurring immediately prior to the Fixed Principal Allocation Date.

     "Class B Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

     (a) the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class B Investor Interest as of the Closing Date); and

     (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

     "Class B Initial Investor Interest" shall mean the aggregate initial principal amount of the Class B Certificates, which is $16,500,000.

     "Class B Investor Allocation" shall mean, with respect to any Due Period
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class B Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class B Fixed Allocation.

     "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.10(b).

     "Class B Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2002-1 Investor Dilution Amount for such Distribution Date and (b) the Class B Floating Allocation for the related Due Period.

     "Class B Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(g)), minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) and (b), minus (d) the aggregate amount of Reallocated Class B Principal Collections allocated pursuant to subsection 4.12(b)(iv) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class B Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class B Certificates pursuant to Section 4.16, minus (f) the Class B Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class B Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 on or prior to the Funding Period Termination Distribution Date, and plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(d) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class B Investor Loss Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class B Floating Allocation applicable for the related Due Period.

     "Class B Monthly Interest" shall have the meaning specified in subsection 4.6(b).

     "Class B Monthly Principal" shall mean the monthly principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b).

     "Class B Percentage" shall mean a fraction the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class B Principal Commencement Date" shall have the meaning specified in subsection 4.7(b).

     "Class B Required Amount" shall have the meaning specified in subsection 4.8(b).

     "Class B Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

     "Class C Available Funds" shall mean, with respect to any Distribution Date, an amount equal to the Class C Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class C Certificate Rate" shall have the meaning specified in the Class C Purchase Agreement; provided that the Class C Certificate Rate shall in no event exceed 7.5% per annum.

     "Class C Certificateholder" shall mean each Person in whose name a Class C Certificate is registered in the Certificate Register.

     "Class C Certificates" shall have the meaning specified in subsection 1(a) of this Supplement.

     "Class C Deficiency Amount" shall have the meaning specified in subsection 4.6(c).

     "Class C Expected Final Payment Date" shall have the meaning set forth in the Class C Purchase Agreement.

     "Class C Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the day occurring immediately prior to the Fixed Principal Allocation Date.

     "Class C Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

     (a) the numerator of which is the Class C Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class C Investor Interest as of the Closing Date); and

     (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

     "Class C Initial Investor Interest" shall mean the aggregate initial principal amount of the Class C Certificates, which is $9,500,000.

     "Class C Investor Allocation" shall mean, with respect to any Due Period
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amounts and

Collections of Finance Charge Receivables at any time and Collections of Principal Receivables during the Revolving Period, the Class C Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class C Fixed Allocation.

     "Class C Investor Charge-Off" shall have the meaning specified in subsection 4.10(c).

     "Class C Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2002-1 Investor Dilution Amount for such Distribution Date and (b) the Class C Floating Allocation for the related Due Period.

     "Class C Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class C Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the Class C Certificateholders prior to such date (other than any principal payment made pursuant to subsection 4.9(g)), minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a), (b) and (c), minus (d) the aggregate amount of Reallocated Class C Principal Collections allocated pursuant to subsection 4.12(b)(iii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class C Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class C Certificates pursuant to
Section 4.16, minus (f) the Class C Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class C Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 on or prior to the Funding Period Termination Distribution Date, and plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class C Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class C Floating Allocation applicable for the related Due Period.

     "Class C Investor Purchase Date" shall mean the first date on which a Person other than the Seller or any Affiliate of the Seller acquires an interest in the Class C Certificates.

     "Class C Monthly Interest" shall have the meaning specified in subsection 4.6(c).

     "Class C Monthly Principal" shall mean the monthly principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c).

     "Class C Percentage" shall mean a fraction the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class C Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the Class C Certificateholders, dated as of the Closing Date, as amended or modified from time to time.

     "Class C Required Amount" shall mean the amount, if any, equal to the sum of (a) the amount, if any, by which the sum of (i) the Class C Monthly Interest for such Distribution Date, plus (ii) the Class C Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class C Investor Loss Amount, if any, for the prior Due Period, plus (iv) the Class C Investor Dilution Amount, if any, for such Distribution Date exceeds the amount of Excess Spread available to be applied to such amounts pursuant to subsections 4.11(f), (g) and (h), plus (b) the amount, if any, by which the sum of (i) the Class C Servicing Fee for the prior Due Period, plus (ii) the Class C Servicing Fee, if any, due but not paid on any prior Distribution Date, exceeds the Class C Available Funds for the related Due Period and the amount of any Excess Spread available to be applied to such amount pursuant to subsection 4.11(e).

     "Class C Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

     "Class D Available Funds" shall mean, with respect to any Distribution Date, an amount equal the Class D Floating Allocation of Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates and deposited in the Collection Account for the related Due Period (including certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class D Certificateholders" shall mean any Person in whose name a Class D Certificate is registered in the Certificate Register.

     "Class D Certificates" shall mean each of the Class D-1 Certificates and the Class D-2 Certificates.

     "Class D Deficiency Amount" shall mean, with respect to any Distribution Date, the sum of the Class D-1 Deficiency Amount plus the Class D-2 Deficiency Amount.

     "Class D Expected Final Payment Date" shall have the meaning set forth in the Class D Purchase Agreement.

     "Class D Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the sum of the Class D-1 Fixed Allocation and the Class D-2 Fixed Allocation.

     "Class D Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the sum of the Class D-1 Floating Allocation and the Class D-2 Floating Allocation.

     "Class D Initial Investor Interest" shall mean the sum of the Class D-1 Initial Investor Interest plus the Class D-2 Initial Investor Interest.

     "Class D Investor Allocation" shall mean, with respect to any Due Period,
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the

Revolving Period, the Class D Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D Fixed Allocation.

     "Class D Investor Charge-Offs" shall mean the sum of Class D-1 Investor Charge-Offs plus Class D-2 Investor Charge-Offs.

     "Class D Investor Dilution Amount" shall mean, for any Distribution Date, an amount equal to the product of (a) the Series 2002-1 Investor Dilution Amount for such Distribution Date and (b) the Class D Floating Allocation for the related Due Period.

     "Class D Investor Interest" shall mean, on any date of determination, the sum of the Class D-1 Investor Interest plus the Class D-2 Investor Interest.

     "Class D Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the related Due Period and (b) the Class D Floating Allocation applicable for the related Due Period.

     "Class D Monthly Interest" shall mean the sum of the Class D-1 Monthly Interest plus the Class D-2 Monthly Interest.

     "Class D Monthly Principal" shall mean the sum of the Class D-1 Monthly Principal plus the Class D-2 Monthly Principal.

     "Class D Purchase Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee and the Class D Certificateholders, dated as of the Closing Date, as amended or modified from time to time.

     "Class D Servicing Fee" shall mean the sum of the Class D-1 Servicing Fee plus the Class D-2 Servicing Fee.

     "Class D-1 Certificate Rate" shall have the meaning specified in the Class D Purchase Agreement; provided that the Class D-1 Certificate Rate shall in no event exceed 9.0% per annum.

     "Class D-1 Certificates" shall mean each of the certificates designated as "Class D-1 Certificates," executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-1 hereto. "Class D-1 Deficiency Amount" shall have the meaning specified in subsection 4.6(d).

     "Class D-1 Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the day occurring immediately prior to the Fixed Principal Allocation Date.

     "Class D-1 Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

     (a) the numerator of which is the Class D-1 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-1 Investor Interest as of the Closing Date); and

     (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

     "Class D-1 Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D-1 Investor Interest, which is $0.

     "Class D-1 Investor Allocation" shall mean, with respect to any Due Period,
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D-1 Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-1 Fixed Allocation.

     "Class D-1 Investor Charge-Off" shall have the meaning specified in subsection 4.10(d).

     "Class D-1 Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-1 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-1 Certificates prior to such date, minus (c) the aggregate amount of Class D-1 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (d), minus (d) the aggregate amount of Reallocated Class D-1 Principal Collections allocated pursuant to subsection 4.12(b)(ii) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-1 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-1 Certificates pursuant to Section 4.16, minus (f) the Class D-1 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-1 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, and plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(p) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class D-1 Monthly Interest" shall mean the monthly interest distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.6(d).

     "Class D-1 Monthly Principal" shall mean the monthly principal distributable in respect of the Class D-1 Certificates as calculated in accordance with subsection 4.7(d).

     "Class D-1 Percentage" shall mean a fraction the numerator of which is the Class D-1 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class D-1 Servicing Fee" shall have the meaning specified in Section 3.

     "Class D-2 Certificate Rate" shall have the meaning specified in the Class D Purchase Agreement; provided that the Class D-2 Certificate Rate shall in no event exceed 9.0% per annum.

     "Class D-2 Certificates" shall mean each of the Certificates designated as "Class D-2 Certificates," executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D-2 hereto.

     "Class D-2 Deficiency Amount" shall have the meaning specified in subsection 4.6(e).

     "Class D-2 Fixed Allocation" shall mean, with respect to any Due Period other than a Due Period relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the Revolving Period, and the denominator of which is equal to the Series Investor Interest as of the end of the day on the day occurring immediately prior to the Fixed Principal Allocation Date.

     "Class D-2 Floating Allocation" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

     (a) the numerator of which is the Class D-2 Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Class D-2 Investor Interest as of the Closing Date); and

     (b) the denominator of which is equal to the Series Investor Interest as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date).

     "Class D-2 Initial Investor Interest" shall mean the aggregate initial principal amount of the Class D-2 Investor Interest, which is $10,500,000.

     "Class D-2 Investor Allocation" shall mean, with respect to any Due Period,
(a) with respect to Series 2002-1 Investor Loss Amounts, Series 2002-1 Investor Dilution Amounts and Collections of Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class D-2 Floating Allocation and (b) with respect to Collections of Principal Receivables during the Controlled Amortization Period or Early Amortization Period, the Class D-2 Fixed Allocation.

     "Class D-2 Investor Charge-Offs" shall have the meaning specified in subsection 4.10(d).

     "Class D-2 Investor Interest" shall mean, on any date of determination, an amount equal to the greater of (x) zero and (y) an amount equal to (a) the Class D-2 Initial Investor Interest, minus (b) the aggregate amount of principal payments made to the holders of the Class D-2 Certificates prior to such date, minus (c) the aggregate amount of Class D-2 Investor Charge-Offs for all prior Distribution Dates pursuant to subsections 4.10(a) through (d), minus (d) the aggregate amount of Reallocated Class D-2 Principal Collections allocated pursuant to subsection 4.12(b)(i) on all prior Distribution Dates, minus (e) the amount of any reduction to the Class D-2 Investor Interest as a result of the purchase by the Seller and subsequent cancellation of the Class D-2 Certificates pursuant to Section 4.16, minus (f) the Class D-2 Percentage of the Initial Total Pre-Funded Amount, plus (g) the Class D-2 Percentage of the amount of any increases to the Series Investor Interest pursuant to Section 4.21 during the Funding Period, and plus (h) the aggregate amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.11(p) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

     "Class D-2 Monthly Interest" shall mean the monthly interest distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.6(e).

     "Class D-2 Monthly Principal" shall mean the monthly principal distributable in respect of the Class D-2 Certificates as calculated in accordance with subsection 4.7(e).

     "Class D-2 Percentage" shall mean a fraction the numerator of which is the Class D-2 Initial Investor Interest and the denominator of which is the Initial Investor Interest.

     "Class D-2 Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

     "Class Prefunding Percentage" means (x) with respect to the Class A Certificates, 79.375% and (y) with respect to the Class B Certificates, 20.625%; provided that, if the Class C Investor Purchase Date shall occur during the Funding Period, such percentages shall be adjusted by the Servicer, subject to satisfaction of the Rating Agency Condition, to reflect the deposit of funds attributable to the Class C Certificates to the Pre-Funding Account.

     "Closing Date" shall mean November 22, 2002.

     "Controlled Amortization Period" shall mean, unless an Early Amortization Event shall have occurred prior thereto, the period commencing on July 1, 2007 and ending upon the first to occur of (a) the payment in full of the Series 2002-1 Certificates, (b) the commencement of the Early Amortization Period and (c) the Series 2002-1 Termination Date.

     "Controlling Certificateholders" shall mean (a) on any date of determination on which the Class A Investor Interest and the Class B Investor Interest is greater than zero, the Holders of Class A Certificates and Class B Certificates evidencing more than 50% of the sum of the Class A Investor Interest and the Class B Investor Interest, (b) thereafter, on any date of determination on which the Class C Investor Interest is greater than zero, the Holders of Class C Certificates evidencing more than 50% of the Class C Investor Interest and (c) thereafter, the Required Class D Holders (as defined in the Class D Purchase Agreement).

     "Cumulative Principal Shortfall" shall mean the sum of the Principal Shortfalls (as such term is defined in each of the related Supplements or Receivables Purchase Agreement) for each Series in Group One that are Principal Sharing Series.

     "Depository" means The Depository Trust Company, as initial Depository, or any successor Clearing Agency appointed by the Seller.

     "Distribution Date" shall mean December 16, 2002 and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

     "Early Amortization Period" shall mean the period commencing at the close of business on the Business Day immediately preceding the day on which an Early Amortization Event with respect to Series 2002-1 is deemed to have occurred, and ending on the Series 2002-1 Termination Date.

     "Enhancement" shall mean (a) with respect to the Class A Certificates, the subordination of the Class B Certificates, the Class C Certificates and the Class D Certificates, (b) with respect to the Class B Certificates, the subordination of the Class C Certificates and the Class D Certificates, (c) with respect to the Class C Certificates, the subordination of the Class D Certificates and (d) with respect to the Class D-1 Certificates, the subordination of the Class D-2 Certificates.

     "Enhancement Provider" shall mean, collectively, the Class C
Certificateholders and the Covered Class D-1 Holders (as defined in the Class D Purchase Agreement).

     "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, specified pursuant to subsections 4.9(a)(v), 4.9(b)(iii), 4.9(c)(ii) and 4.9(d)(ii).

     "Finance Charge Shortfall" shall have the meaning specified in subsection 4.14(b).

     "Fixed Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the percentage equivalent of a fraction:

     (a) the numerator of which is the Series Investor Interest as of the end of the day on the last day of the Due Period occurring immediately prior to the Fixed Principal Allocation Date; provided, that if Series 2002-1 is paired with a Paired Series and an Early Amortization Event occurs with respect to such Paired Series during the Controlled Amortization Period, the Seller may, by written notice delivered to the Trustee, the Servicer and the Rating Agencies, designate a different numerator (provided that (x) such numerator is not less than the Series 2002-1 Investor Interest as of the last day of the revolving period for such Paired Series and (y) each of the Rating Agencies confirms in writing that such change would not result in a reduction or withdrawal by such Rating Agency of its rating for the Series 2002-1 Certificates) and

     (b) the denominator of which is the greater of (i) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (ii) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Principal Receivables for all Series of Certificates and Receivable Purchase Series outstanding;

provided, that with respect to any Due Period in which one or more Reset Dates occur, the denominator determined pursuant to subclause (b)(i)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); and provided further that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(i)(A) shall be the Average Principal Balance.

     "Fixed Principal Allocation Date" shall mean the earlier of (a) the date on which an Early Amortization Period with respect to Series 2002-1 commences; and
(b) the date of commencement of the Controlled Amortization Period.

     "Floating Allocation Percentage" shall mean, with respect to any Due Period (including any day within such Due Period), the percentage equivalent of a fraction:

     (a) the numerator of which is the Investor Interest at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, the Series Investor Interest as of the Closing Date), and

     (b) the denominator of which is the greater of (1) the sum of (A) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Due Period (or with respect to the first Due Period ending after the Closing Date, at the end of the day on the Closing Date) and (B) the Excess Funding Amount as of the close of business of the last day of the prior Due Period, and (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for such Due Period with respect to Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, as applicable, for all Series of Certificates and Receivable Purchase Series outstanding;

provided that with respect to any Due Period in which one or more Reset Dates occur:

     (x) the denominator determined pursuant to subclause (b)(1)(A) shall be (1) the aggregate amount of Principal Receivables in the Trust as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and (2) the aggregate amount of Principal Receivables in the Trust as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); provided that with respect to any Due Period in which a Reset Date occurs, if the Servicer need not make daily deposits of Collections into the Collection Account, the amount in subclause (b)(1)(A) shall be the Average Principal Balance; and

     (y) the denominator determined pursuant to subclause (b)(2) shall be (1) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Loss Amounts or Principal Receivables, as applicable, for all such Series as of the close of business on the later of the last day of the preceding Due Period or the preceding Reset Date, for the period from and including the first day of the current Due Period or preceding Reset Date, as applicable, to but excluding such Reset Date and
     (2) the sum of the numerators used to calculate the Investor/Purchaser Percentages for all outstanding Series for allocations with respect to Finance Charge Receivables, Series Dilution Amounts, Loss Amounts or Principal Receivables, as applicable, for all such Series as the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Due Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date);

and provided, further, that with respect to any Due Period during the Funding Period during which the Series Investor Interest is increased pursuant to
Section 4.21, the numerator shall be (1) the Investor Interest at the end of the day on the last day of the prior Due Period, for the period from and including the first day of the current Due Period, to but excluding the Distribution Date on which such increase occurs and (2) the Investor Interest, after giving effect to such increase, for the period from and including the Distribution Date on which such increase occurs to and including the last day of such Due Period.

     "Funding Period" shall mean the period from and including the Closing Date to but excluding the earliest of (x) the first day on which the Series Investor Interest equals the Initial Investor Interest; (y) the first day on which an Early Amortization Event is deemed to occur; and (z) the day following the February 2003 Distribution Date.

     "Funding Period Reserve Account" shall have the meaning set forth in subsection 4.20(a).

     "Funding Period Termination Distribution Date" shall mean the earlier to occur of (x) the first Distribution Date to occur following the commencement of the Early Amortization Period and (y) if the Funding Period shall not have terminated pursuant to clause (x) of the definition of "Funding Period" (after giving effect to any increase in the Series Investor Interest on the February 2003 Distribution Date), the February 2003 Distribution Date.

     "Group One" shall mean Series 2002-1 and each other Series specified in the related Supplement or Receivables Purchase Agreement to be included in Group One.

     "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class B Initial Investor Interest, the Class C Initial Investor Interest and the Class D Initial Investor Interest.

     "Initial Purchaser" means ING Financial Markets LLC, as initial purchaser of the Class A Certificates and the Class B Certificates.

     "Initial Total Pre-Funded Amount" shall mean $28,500,000. For the avoidance of doubt, the Class C Percentage and Class D Percentage of the Initial Total Pre-Funded Amount will not be deposited into the Pre-Funding Account on the Closing Date.

     "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the previous Distribution Date through the day preceding such Distribution Date, except that the initial Interest Period shall be the period from and including the Closing Date through the day preceding the initial Distribution Date.

     "Investor Charge-Offs" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Charge-Offs, (ii) the Class B Investor Charge-Offs, (iii) the Class C Investor Charge-Offs and (iv) the Class D Investor Charge-Offs.

     "Investor Interest" for Series 2002-1 means the Series Investor Interest.

     "Investor Loss Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the aggregate of the Loss Amounts for the related Due Period and (b) the Floating Allocation Percentage for such Due Period.

     "Investor/Purchaser Percentage" for Series 2002-1 shall mean, with respect to Collections of Principal Receivables, the Principal Allocation Percentage, and with respect to Collections of Finance Charge Receivables, Series Dilution Amounts or Loss Amounts, the Floating Allocation Percentage.

     "LIBOR" shall mean, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.17.

     "LIBOR Determination Date" shall mean November 15, 2002 for the period from the Closing Date through December 15, 2002 and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

     "London Business Day" shall mean a day on which the Trustee and commercial banks in the City of London are open for the transaction of commercial banking business.

     "Minimum Seller Interest" for Series 2002-1 shall mean zero.

     "Monthly Interest" shall mean, with respect to any Distribution Date, the sum of (a) the Class A Monthly Interest, the Class A Additional Interest, if any, and the unpaid Class A Deficiency Amount, if any; (b) the Class B Monthly Interest, the Class B Additional Interest, if any, and the unpaid Class B Deficiency Amount, if any; (c) the Class C Monthly Interest and the unpaid Class C Deficiency Amount, if any; and (d) the Class D Monthly Interest, each with respect to such Distribution Date.

     "Portfolio Yield" shall mean, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the Floating Allocation Percentage of Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates for such Due Period (including net investment earnings on funds on deposit in the Pre-Funding Account and the Funding Period Reserve Account and certain other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement and this Supplement), such amount to be calculated on a cash basis after subtracting the Investor Loss Amount and the Series 2002-1 Investor Dilution Amount for such Due Period, and the denominator of which is the outstanding principal amount of the Series 2002-1 Certificates as of the last day of the preceding Due Period (or with respect to the initial Due Period, the outstanding principal amount of the Series 2002-1 Certificates on the Closing
Date); it being understood that such fraction shall be annualized by dividing the fraction obtained in accordance with the definition set forth above by the number of days in such Due Period and multiplying such amount by 365.

     "Pre-Funding Account" shall mean the account established and maintained pursuant to subsection 4.19(a).

     "Principal Allocation Percentage" shall mean, (a) with respect to any Due Period (including any day within such Due Period) occurring prior to the Fixed Principal Allocation Date, the Floating Allocation Percentage for such Due Period, and (b) with respect to any Due Period (including any day within such Due Period) occurring on or after the Fixed Principal Allocation Date, the Fixed Allocation Percentage for such Due Period.

     "Principal Shortfall" shall mean, as the context requires, any of the following: (a) on any Distribution Date with respect to the Controlled Amortization Period, (i) if such Distribution Date is on or prior to the Class A Expected Final Payment Date, the amount by which the Class A Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (ii) if such Distribution Date occurs after the Class A Expected Final Payment Date but on or prior to the Class B Expected Final Payment Date, the amount by which the Class B Controlled Payment Amount for the prior Due Period exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (b) on the Class C Expected Final Payment Date (if an Early Amortization Event with respect to Series 2002-1 has not occurred), the amount by which the Class C Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); (c) on the Class D Expected Final Payment Date (if an Early Amortization Event with respect to Series 2002-1 has not occurred), the amount by which the Class D Investor Interest exceeds the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections); and (d) on any Distribution Date with respect to the Early Amortization Period, the amount by which the Investor Interest exceeds the Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     "QIB" means a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

     "Rating Agency" shall mean Moody's and Standard & Poor's.

     "Reallocated Class B Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class B Investor Interest applied in accordance with subsection 4.12(b)(iv) in an amount not to exceed the amount described in subsection 4.5(a)(v) during the Revolving Period, subsection 4.5(b)(v) during the Controlled Amortization Period and subsection 4.5(c)(v) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class B Investor Interest after giving effect to any reduction of the Class B Investor Interest pursuant to subsection 4.10(b) on such Distribution Date.

     "Reallocated Class C Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class C Investor Interest applied in accordance with subsection 4.12(b)(iii) in an amount not to exceed the amount described in subsection 4.5(a)(iv) during the Revolving Period, subsection 4.5(b)(iv) during the Controlled

Amortization Period and subsection 4(c)(iv) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class C Investor Interest after giving effect to any reduction of the Class C Investor Interest pursuant to subsection 4.10(c) on such Distribution Date.

     "Reallocated Class D Principal Collections" shall mean, with respect to any Distribution Date, the sum of Reallocated Class D-1 Principal Collections plus Reallocated Class D-2 Principal Collections.

     "Reallocated Class D-1 Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class D-1 Investor Interest applied in accordance with subsections 4.12(b)(ii) in an amount not to exceed the amount described in subsection 4.5(a)(iii) during the Revolving Period, subsection 4.5(b)(iii) during the Controlled Amortization Period and subsection 4.5(c)(iii) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class D-1 Investor Interest after giving effect to any reduction of the Class D-1 Investor Interest pursuant to subsection 4.10(d) on such Distribution Date.

     "Reallocated Class D-2 Principal Collections" shall mean, with respect to any Distribution Date, Collections of Principal Receivables allocated to the Class D-2 Investor Interest applied in accordance with subsections 4.12(b)(i) in an amount not to exceed the amount described in subsection 4.5(a)(ii) during the Revolving Period, subsection 4.5(b)(ii) during the Controlled Amortization Period and subsection 4.5(c)(ii) during the Early Amortization Period; provided, however, that such amount shall not exceed the Class D-2 Investor Interest after giving effect to any reductions of the Class D-2 Investor Interest pursuant to subsection 4.10(d) on such Distribution Date.

     "Reallocated Principal Collections" shall mean the sum of (a) Reallocated Class B Principal Collections, (b) Reallocated Class C Principal Collections and
(c) Reallocated Class D Principal Collections.

     "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

     "Regulation S Book-Entry Certificate" shall have the meaning specified in subsection 16(b) of this Supplement.

     "Required Servicing Reserve Amount" shall mean, for any Distribution Date, the excess of the (a) the lesser of (i) the sum of (x) 2.0% of the Class A Initial Investor Interest during the Revolving Period, plus (y) 6.0% of the Class B Initial Investor Interest during the Revolving Period, plus (z) 6.0% of the Class C Initial Investor Interest during the Revolving Period and (ii) the product of (x) $94,000 multiplied by (y) the number of Distribution Dates (including the then current Distribution Date) that have elapsed since the Closing Date over (b) the amount that has previously been deposited into the Servicing Reserve Account on all prior Distribution Dates

(which amount shall be calculated without regard to any withdrawals made from the Servicing Reserve Account).

     "Reset Date" shall mean the occurrence of any Addition Date or any Removal Date.

     "Restricted Book-Entry Certificate" shall have the meaning specified in subsection 16(b) of this Supplement.

     "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Fixed Principal Allocation Date.

     "Series 2002-1" shall mean the Series of the Charming Shoppes Master Trust represented by the Investor Certificates.

     "Series 2002-1 Certificateholder" shall mean the Holder of record of any Series 2002-1 Certificate.

     "Series 2002-1 Certificates" shall mean the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

     "Series 2002-1 Early Amortization Event" shall have the meaning specified in Section 9 of this Supplement.

     "Series 2002-1 Investor Dilution Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Series Percentage for the related Due Period and (b) any Series Dilution Amount remaining after giving effect to any addition of Accounts and other actions taken pursuant to Sections 4.3(d) and 2.6.

     "Series 2002-1 Investor Monthly Servicing Fee" shall have the meaning specified in Section 3 of this Supplement.

     "Series 2002-1 Termination Date" shall mean the earliest to occur of (a) the Distribution Date on which the Series 2002-1 Certificates are paid in full,
(b) the July 2012 Distribution Date or (c) the date of termination of the Trust pursuant to Section 12.1.

     "Series 2002-1 Unfunded Dilution Amount" shall mean, on any Distribution Date, an amount equal to any unfunded Series 2002-1 Investor Dilution Amount remaining after application of Class A Available Funds pursuant to subsection 4.9(a)(iv) and Excess Spread and Shared Excess Finance Charge Collections in accordance with Section 4.11.

     "Series Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (i) the Class A Investor Interest, (ii) the Class B Investor Interest, (iii) the Class C Investor Interest and (iv) the Class D Investor Interest, each as of such date.

     "Series Servicing Fee Percentage" shall mean 2.0%.

     "Servicing Reserve Account" shall have the meaning specified in Section 3 of this Supplement.

     "Shared Excess Finance Charge Collections" shall mean, with respect to any Distribution Date, as the context requires, either (a) the aggregate amount of Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates but available to cover Finance Charge Shortfalls for other Series in Group One, if any, or (b) the aggregate amount of Collections of Finance Charge Receivables and other amounts allocable to other Series in Group One in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover any Finance Charge Shortfall with respect to the Series 2002-1 Certificates as described in Section 4.14.

     "Shared Principal Collections" shall mean, as the context requires, either
(a) the amount allocated to the Series 2002-1 Certificates which may be applied to cover Principal Shortfalls with respect to other outstanding Series in Group One, or (b) the amounts allocated to the Investor Certificates of other Series in Group One that the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2002-1 Certificates pursuant to
Section 4.15.

     "Sold Class C Certificateholder" shall mean each Person in whose name a Sold Class C Certificate is registered in the Certificate Register.

     "Sold Class C Certificates" shall mean, any Class C Certificate other than a Class C Certificate owned by the Seller.

     "Sold Class C Percentage" shall mean, the product of (a) a fraction the numerator of which is the outstanding principal amount of the Sold Class C Certificates, and the denominator of which is the outstanding principal amount of the Class C Certificates, multiplied by (b) the Class C Percentage.

     "Specified Days" shall mean, with respect to any Interest Period, (x) 30, when used with reference to the Class A Certificates, the Class B Certificates or, for each Interest Period during which the Class C Certificates bear interest at a fixed rate, the Class C Certificates; and (y) the number of days in such Interest Period when used with reference to the Class D Certificates or, for each Interest Period during which the Class C Certificates bear interest at a rate calculated by reference to LIBOR, the Class C Certificates.

     "Subperiod" means, with respect to a Due Period in which one or more Reset Dates occur (the "Subject Due Period"), any of the following:

     (i) the period from and including the last day of the prior Due Period to but excluding the first Reset Date in the Subject Due Period,

     (ii) the period from and including the last Reset Date in the Subject Due Period to and including the last day of the Subject Due Period, and

     (iii) the period, if any, from and including one Reset Date in the Subject Due Period to but excluding the next Reset Date.

     "Telerate Page 3750" shall mean the display page currently so designated on the Moneyline Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

     "Total Pre-Funded Amount" shall mean (a) the Initial Total Pre-Funded Amount, minus (b) the amount of any increases in the Series Investor Interest during the Funding Period pursuant to Section 4.21.

     SECTION 3. Servicing Compensation. The share of the Monthly Servicing Fee allocable to Series 2002-1 (the "Series 2002-1 Investor Monthly Servicing Fee") with respect to any Due Period shall be equal to one-twelfth of the product of
(i) the Series Servicing Fee Percentage and (ii) (a) the Investor Interest as of the last day of such Due Period minus (b) the product of the amount, if any, on deposit in the Excess Funding Account as of the last day of such Due Period and the Principal Allocation Percentage for such Due Period (the amount calculated pursuant to this clause (ii) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Due Period ending after the Closing Date, the Series 2002-1 Investor Monthly Servicing Fee shall be equal to $144,443. The share of the Series 2002-1 Investor Monthly Servicing Fee allocable to the Class A Investor Interest with respect to any Due Period (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class A Floating Allocation, (ii) the Series Servicing Fee Percentage, and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class A Servicing Fee shall be equal to $91,722. The share of the Series 2002-1 Investor Monthly Servicing Fee allocable to the Class B Investor Interest with respect to any Due Period (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class B Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class B Servicing Fee shall be equal to $23,833. The share of the Series 2002-1 Investor Monthly Servicing Fee allocable to the Class C Investor Interest with respect to any Due Period (the "Class C Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class C Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class C Servicing Fee shall be equal to $13,722. The share of the Series 2002-1 Investor Monthly Servicing Fee allocable to the Class D-1 Investor Interest with respect to any Due Period (the "Class D-1 Servicing Fee") shall be equal to one-twelfth of the product of
(i) the Class D-1 Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class D-1 Servicing Fee shall be equal to $0. The share of the Series 2002-1 Investor Monthly

Servicing Fee allocable to the Class D-2 Investor Interest with respect to any Due Period (the "Class D-2 Servicing Fee") shall be equal to one-twelfth of the product of (i) the Class D-2 Floating Allocation, (ii) the Series Servicing Fee Percentage and (iii) the Servicing Base Amount for such Due Period; provided, however, that with respect to the first Due Period ending after the Closing Date, the Class D-2 Servicing Fee shall be equal to $15,166.

     If a Successor Servicer that is not an Affiliate of the Seller is appointed, such Successor Servicer shall be entitled to receive, in addition to the Series 2002-1 Investor Monthly Service Fee, such additional servicing fee with respect to Series 2002-1 as may be agreed upon in writing between such Successor Servicer and the Trustee; provided that such additional compensation shall be payable solely from, and to the extent of, funds then on deposit in the Servicing Reserve Account. If any such Successor Servicer shall be entitled to an additional servicing fee, the Indenture Trustee shall withdraw an amount equal to such additional fee from the Servicing Reserve Account for payment to the Successor Servicer when due.

     Except as specifically provided above, the Monthly Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Certificateholders of other Series (as provided in the related Supplements or Receivables Purchase Agreements) and in no event shall the Trust, the Trustee or the Series 2002-1 Certificateholders be liable therefor. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(a)(ii) and 4.11(a). The Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(b)(ii) and 4.11(c). The Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(c)(i) and 4.11(e). The Class D Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 4.9(d)(i) and 4.11(j).

     The Seller hereby directs the Servicer, for the benefit of the Series 2002-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 2002-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the "Servicing Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of any Successor Servicer that is not an Affiliate of the Seller. The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of any Successor Servicer that is not an Affiliate of the Seller, without recourse, all of its right, title and interest in, to and under the Servicing Reserve Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings. The Servicing Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of any Successor Servicer that is not an Affiliate of the Seller. If, at any time, the institution holding the Servicing Reserve Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Servicing Reserve Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investments to such new Servicing Reserve Account and from the date such new Servicing Reserve Account is established, it shall be the "Servicing

Reserve Account." In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Servicing Reserve Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Servicing Reserve Account and from the date such new Servicing Reserve Account is established, it shall be, for the Series 2002-1 Certificates, the "Servicing Reserve Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Servicing Reserve Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

     Funds on deposit in the Servicing Reserve Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Servicing Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Servicing Reserve Account, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Servicing Reserve Account shall be distributed to the Seller on each Distribution Date. The Trustee shall withdraw the funds, if any, on deposit in the Servicing Reserve Account on the Series 2002-1 Termination Date and shall distribute such funds to the Seller.

     SECTION 4. Reassignment and Transfer Terms. The Series 2002-1 Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.2(a), on any Distribution Date on or after the Distribution Date on which the Series Investor Interest is less than or equal to 10% of highest Series Investor Interest during the Revolving Period. The deposit required in connection with any such repurchase shall be equal to the Series Investor Interest plus accrued and unpaid interest on the Series 2002-1 Certificates through the day preceding the Distribution Date on which the repurchase occurs.

     SECTION 5. Delivery and Payment for the Series 2002-1 Certificates. The Seller shall execute and deliver the Series 2002-1 Certificates to the Trustee for authentication in accordance with Section 6.1. The Trustee shall deliver the Series 2002-1 Certificates when authenticated in accordance with Section 6.2.

     SECTION 6. Depository; Form of Delivery of Series 2002-1 Certificates.

     (a) The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.2 and 6.10. The Class C Certificates and the Class D Certificates shall be delivered as Definitive Certificates as provided in Sections 6.2 and 6.12.

     (b) The Depository for Series 2002-1 shall be The Depository Trust Company, and the Class A Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

     SECTION 7. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2002-1 Certificates.

                                   ARTICLE IV.

                  RIGHTS OF CERTIFICATEHOLDERS AND RECEIVABLES
            PURCHASERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.4. Rights of Series 2002-1 Certificateholders. The Series 2002-1 Certificates shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 2002-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and Principal Allocation Percentage (as applicable from time to time) of Collections received with respect to the Receivables (including certain other amounts that are to be treated as collections of Receivables in accordance with the terms of this Agreement), (b) any other funds on deposit (or to be deposited) in the Collection Account or the Excess Funding Account allocated to Series 2002-1 and
(c) any other amounts that pursuant to this Agreement or any Supplement are allocable to Series 2002-1. The Class D-2 Certificates shall be subordinate to the Class D-1 Certificates as described herein and in the Class D Purchase Agreement. The Class D Certificates shall be subordinate to the Class A Certificates, the Class B Certificates and the Class C Certificates. The Class C Certificates shall be subordinate to the Class A Certificates and the Class B Certificates. The Class B Certificates shall be subordinate to the Class A Certificates. The Exchangeable Seller Certificate shall not represent any interest in the Collection Account or the Excess Funding Account except as specifically provided in this Article IV.

     SECTION 4.5. Allocations.

     (a) Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2002-1 Certificateholders, the following amounts as set forth below:

          (i) Allocate to the Series 2002-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections
     4.9 and 4.11.

          (ii) An amount equal to the product of (A) the Class D-2 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(i) and then in accordance with subsection 4.9(e).

          (iii) An amount equal to the product of (A) the Class D-1 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(ii) and then in accordance with subsection 4.9(e).

          (iv) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iii) and then in accordance with subsection 4.9(e).

          (v) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iv) and then in accordance with subsection 4.9(e).

          (vi) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(e);

provided, however, that (A) the aggregate amount of Collections processed in respect of Principal Receivables allocated to the Series 2002-1 Certificateholders pursuant to this subsection 4.5(a)(ii) through (vi) during any Due Period shall not exceed the amounts required to be distributed on the Distribution Date related to such Due Period pursuant to subsection 4.9(e)(i) or 4.12(b) and (B) any amounts not so allocated as a result of clause (A) of this proviso shall be treated as Shared Principal Collections.

     (b) Allocations During the Controlled Amortization Period. During the Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2002-1 Certificateholders, the following amounts as set forth below:

          (i) Allocate to the Series 2002-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections
     4.9 and 4.11.

          (ii) An amount equal to the product of (A) the Class D-2 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(i) and then in accordance with subsection 4.9(f).

          (iii) An amount equal to the product of (A) the Class D-1 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(ii) and then in accordance with subsection 4.9(f).

          (iv) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iii) and then in accordance with subsection 4.9(f).

          (v) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iv) and then in accordance with subsection 4.9(f).

          (vi) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f);

provided, however, that (A) the aggregate amount allocated to the Series 2002-1 Certificateholders pursuant to this subsection 4.5(b)(ii) through (vi) during any Due Period shall not exceed the amounts required to be distributed on the Distribution Date related to such Due Period pursuant to subsection 4.9(f)(i) through (v) or subsection 4.12(b) and (B) any amounts not so allocated as a result of clause (A) of this proviso shall be treated as Shared Principal Collections.

     (c) Allocations During the Early Amortization Period. During the Early Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Series 2002-1 Certificateholders, the following amounts as set forth below:

          (i) Allocate to the Series 2002-1 Certificateholders an amount equal to the product of (A) the Floating Allocation Percentage on such date and
     (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such date, to be applied in accordance with Sections 4.9 and 4.11.

          (ii) An amount equal to the product of (A) the Class D-2 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(i) and then in accordance with subsection 4.9(f).

          (iii) An amount equal to the product of (A) the Class D-1 Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(ii) and then in accordance with subsection 4.9(f).

          (iv) An amount equal to the product of (A) the Class C Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iii) and then in accordance with subsection 4.9(f).

          (v) An amount equal to the product of (A) the Class B Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied first in accordance with
     Section 4.12(b)(iv) and then in accordance with subsection 4.9(f).

          (vi) An amount equal to the product of (A) the Class A Investor Allocation on such date, (B) the Investor/Purchaser Percentage on such date and (C) the aggregate amount of Collections processed in respect of Principal Receivables on such date, to be applied in accordance with subsection 4.9(f).

          SECTION 4.6. Determination of Monthly Interest.

     (a) The amount of monthly interest distributable in respect of the Class A Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class A Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class A Certificates determined as of the Record Date preceding such Distribution Date (the "Class A Monthly Interest"); provided, however, that in addition to Class A Monthly Interest an amount equal to the amount of any unpaid Class A Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class A Certificate Rate and 1.0% per annum, and (C) any Class A Deficiency Amounts from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class A Certificateholders (the "Class A Additional Interest"), shall also be distributable in respect of the Class A Certificates. The "Class A Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(a) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to Class A Certificateholders in respect of such amounts on all prior Distribution Dates.

     (b) The amount of monthly interest distributable in respect of the Class B Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class B Certificate Rate in effect with respect to the related Interest Period, and (iii) the outstanding principal amount of the Class B Certificates determined as of the Record Date preceding such Distribution Date (the "Class B Monthly Interest"); provided, however, that in addition to the Class B Monthly Interest an amount equal to the amount of any unpaid Class B Deficiency Amounts, as defined below, plus an amount equal to the product of (A) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (B) the sum of the Class B Certificate Rate and 1.0% per annum, and (C) any Class B Deficiency Amount from the prior Distribution Date, as defined below, or the portion thereof which has not theretofore been paid to Class B Certificateholders (the "Class B Additional Interest"), shall also be distributable in respect of the Class B Certificates. The "Class B Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(b) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class B Certificateholders in respect of such amounts on all prior Distribution Dates.

     (c) The amount of monthly interest distributable in respect of the Class C Certificates on each Distribution Date shall be an amount equal to the sum of
(i) the product of (x) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (y) the Class C Certificate Rate in effect with respect to the related Interest Period, and (z) the Class C Investor Interest determined as of the Record Date preceding such Distribution Date plus
(ii) the product of (x) a fraction, the numerator of which is the number of days during the related Interest Period occurring on or after the Class C Investor Purchase Date, and the denominator of which is 360, (y) the Class C Certificate Rate in effect with respect to the related Interest Period, and (z) the Sold Class C Percentage of the product of the Class C Percentage multiplied by the Total Prefunded Amount as of the Record Date preceding such Distribution Date (the "Class C Monthly Interest"); provided, however, that in addition to the Class C Monthly Interest an amount equal to any unpaid Class C Deficiency Amounts, as defined below, shall also be distributed to the Class C Certificateholders. The "Class C Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(c) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class C Certificateholders in respect of such amounts on all prior Distribution Dates.

     (d) The amount of monthly interest distributable in respect of the Class D-1 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-1 Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class D-1 Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class D-1 Monthly Interest"); provided, however, that the Class D-1 Certificates shall not accrue interest during any Interest Period during which the amount on deposit in the Pre-Funding Account exceeds $0 on the first day of such Interest Period (after giving effect to any withdrawal from the Pre-Funding Account on such day); and provided, further, that in addition to the Class D-1 Monthly Interest an amount equal to any unpaid Class D-1 Deficiency Amounts, as defined below, shall also be distributed to the Class D-1 Certificateholders. The "Class D-1 Deficiency

Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(d) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-1 Certificateholders in respect of such amounts on all prior Distribution Dates.

     (e) The amount of monthly interest distributable in respect of the Class D-2 Certificates on each Distribution Date shall be an amount equal to the product of (i) a fraction, the numerator of which is the Specified Days and the denominator of which is 360, (ii) the Class D-2 Certificate Rate in effect with respect to the related Interest Period, and (iii) the Class D-2 Investor Interest determined as of the Record Date preceding such Distribution Date (the "Class D-2 Monthly Interest"); provided, however, that the Class D-2 Certificates shall not accrue interest during any Interest Period during which the amount on deposit in the Pre-Funding Account exceeds $0 on the first day of such Interest Period (after giving effect to any withdrawal from the Pre-Funding Account on such day); and provided, further, that in addition to the Class D-2 Monthly Interest an amount equal to any unpaid Class D-2 Deficiency Amounts, as defined below, shall also be distributed to the Class D-2 Certificateholders. The "Class D-2 Deficiency Amount" for any Distribution Date shall be equal to the excess, if any, of the aggregate amount accrued pursuant to this subsection 4.6(e) for all Interest Periods prior to the immediately preceding Interest Period, over the amount actually paid to the Class D-2 Certificateholders in respect of such amounts on all prior Distribution Dates.

     SECTION 4.7. Determination of Monthly Principal.

     (a) The amount of monthly principal distributable with respect to the Class A Certificates on each Distribution Date (the "Class A Monthly Principal"), beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Principal Collections with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Amortization Period prior to the Class A Expected Final Payment Date, the Class A Controlled Payment Amount for the Due Period related to such Distribution Date and (iii) the Class A Investor Interest on such Distribution Date (after taking into account any adjustments to be made on such Distribution Date pursuant to Section 4.10).

     (b) The amount of monthly principal distributable with respect to the Class B Certificates on each Distribution Date (the "Class B Monthly Principal") beginning with the Distribution Date immediately following the Distribution Date on which the Class A Investor Interest has been paid in full, and during the Early Amortization Period, beginning with the Distribution Date on which the Class A Investor Interest has been paid in full (in either case, the "Class B Principal Commencement Date"), shall be an amount equal to the least of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (ii) for each Distribution Date with respect to the Controlled Amortization Period beginning on the Class B Principal Commencement Date but prior to the Class B Expected Final Payment Date, the Class B Controlled Payment Amount for the Due Period related to such Distribution

Date and (iii) the Class B Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

     (c) The amount of monthly principal distributable with respect to the Class C Certificates on each Distribution Date (the "Class C Monthly Principal") shall be, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date) and (ii) the Class C Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

     (d) The amount of monthly principal distributable with respect to the Class D-1 Certificates on each Distribution Date (the "Class D-1 Monthly Principal") shall be, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal and Class C Monthly Principal on such Distribution Date) and (ii) the Class D-1 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

     (e) The amount of monthly principal distributable with respect to the Class D-2 Certificates on each Distribution Date (the "Class D-2 Monthly Principal") shall be, beginning with the Distribution Date on which the Class D-1 Investor Interest has been paid in full, an amount equal to the lesser of (i) the Available Principal Collections with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal, Class B Monthly Principal, Class C Monthly Principal and Class D-1 Monthly Principal on such Distribution Date) and (ii) the Class D-2 Investor Interest (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.10 and 4.12) on such Distribution Date.

     SECTION 4.8. Coverage of Class A and Class B Required Amounts.

     (a) On or before each Distribution Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) the Class A Monthly Interest for such Distribution Date, plus (ii) the Class A Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class A Additional Interest, if any, for such Distribution Date, plus (iv) the Class A Servicing Fee for the related Due Period, plus (v) the Class A Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class A Investor Loss Amount, if any, for the related Due Period, plus (vii) the Class A Investor Dilution Amount, if any, for such Distribution Date exceeds the Class A Available Funds for such Distribution Date.

     (b) On or before each Distribution Date, the Servicer shall also determine the amount (the "Class B Required Amount"), if any, by which the sum of (i) the Class B Monthly

Interest for such Distribution Date, plus (ii) the Class B Deficiency Amount, if any, for such Distribution Date, plus (iii) the Class B Additional Interest, if any, for such Distribution Date, plus (iv) the Class B Servicing Fee for the related Due Period, plus (v) the Class B Servicing Fee, if any, due but not paid on any prior Distribution Date, plus (vi) the Class B Investor Loss Amount, if any, for such Distribution Date, plus (vii) the Class B Investor Dilution Amount, if any, for such Distribution Date exceeds the Class B Available Funds for such Distribution Date.

     (c) In the event that the Class A Required Amount or the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount or Class B Required Amount on or before such Distribution Date. For any Distribution Date, in the event that the Class A Required Amount for such Distribution Date is greater than zero, all or a portion of the Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date in an amount equal to the Class A Required Amount, to the extent available, for such Distribution Date shall be distributed on such Distribution Date pursuant to subsection 4.11(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections with respect to such Distribution Date, the Collections of Principal Receivables allocable to the Class D Certificates, the Collections of Principal Receivables allocable to the Class C Certificates and the Collections of Principal Receivables allocable to the Class B Certificates with respect to the related Due Period shall be applied as specified in Section 4.12(b). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount pursuant to subsection 4.11(c), the Collections of Principal Receivables allocable to the Class D Certificates and the Collections of Principal Receivables allocable to the Class C Certificates (after application, in each case, to the Class A Required Amount) with respect to the related Due Period shall be applied as specified in Section 4.12(b); provided, however, that the sum of any payments pursuant to this paragraph shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

     SECTION 4.9. Monthly Payments. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to withdraw and the Trustee, acting in accordance with such instructions, shall withdraw on such Distribution Date, to the extent of available funds, the amounts required to be withdrawn from the Collection Account as follows:

     (a) An amount equal to the Class A Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Deficiency Amount for such Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date, shall be distributed to the Class A
     Certificateholders;

          (ii) an amount equal to the Class A Servicing Fee for such Distribution Date plus the amount of any Class A Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer;

          (iii) an amount equal to the Class A Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (iv) an amount equal to the Class A Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date; and

          (v) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

     (b) An amount equal to the Class B Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) an amount equal to the Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Deficiency Amount for such Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date, shall be distributed to the Class B Certificateholders;

          (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

          (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

     (c) An amount equal to the Class C Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) an amount equal to the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

     (d) An amount equal to the Class D Available Funds for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) an amount equal to the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date shall be distributed to the Servicer; and

          (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.11.

     (e) During the Revolving Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) first an amount equal to any amounts required to be applied on such date from Available Principal Collections pursuant to the Class D Purchase Agreement shall be so applied; and

          (ii) an amount equal to Available Principal Collections remaining after giving effect to the applications specified in subsection 4.9(e)(i) above shall be treated as Shared Principal Collections and applied to Series in Group One that are Principal Sharing Series other than this Series 2002-1 and as provided in Section 4.3(f).

     (f) During the Controlled Amortization Period (beginning with the Distribution Date in the month following the month in which the Controlled Amortization Period begins) or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Due Period shall be distributed on each Distribution Date in the following priority:

          (i) an amount equal to the Class A Monthly Principal for such Distribution Date shall be distributed to the Class A Certificateholders;

          (ii) after giving effect to the distribution referred to in clause (i) above, beginning on the Class B Principal Commencement Date, an amount equal to the Class B Monthly Principal shall be distributed to the Class B Certificateholders;

          (iii) after giving effect to the distribution referred to in clauses
     (i) and (ii) above, beginning with the Distribution Date on which the Class B Investor Interest has been paid in full, an amount equal to the Class C Monthly Principal shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

          (iv) after giving effect to the distributions referred to in clauses
     (i), (ii) and (iii) above, beginning with the Distribution Date on which the Class C Investor Interest has been paid in full, an amount equal to the Class D Monthly Principal shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreement;

          (v) after giving effect to the distributions referred to in clauses
     (i), (ii), (iii) and (iv) above, an amount equal to any amounts required to be applied from Available Principal Collections on such date pursuant to the Class D Purchase Agreement shall be so applied; and

          (vi) an amount equal to Available Principal Collections remaining after the applications specified in clauses (i), (ii), (iii), (iv) and (v) above shall be treated as Shared

     Principal Collections and applied to Series in Group One which are Principal Sharing Series other than this Series 2002-1 and as provided in
     Section 4.3(f).

     (g) On the Funding Period Termination Distribution Date, an amount equal to the amount withdrawn from the Pre-Funding Account and deposited in the Collection Account pursuant to the last sentence of subsection 4.19(b) shall be distributed to the Class A Certificateholders in reduction of the outstanding principal amount of the Class A Certificates.

     SECTION 4.10. Investor Charge-Offs.

     (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount. If on any Distribution Date, the Class A Investor Loss Amount for the prior Due Period exceeds the sum of the amounts allocated with respect thereto pursuant to subsection 4.9(a)(iii), subsection 4.11(a) and
Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in the second and fourth sentences of paragraph (d) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in the third and fifth sentences of paragraph (d) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in the fourth and fifth sentences of paragraph (c) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs described in the fifth and sixth sentences of paragraph (b) and any Reallocated Class B Principal Collections on such Distribution Date) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date. Additionally, the Class A Investor Interest shall be reduced by the amount of any Series 2002-1 Unfunded Dilution Amount remaining after giving effect to any related Class B Investor Charge-Off, Class C Investor Charge-Off and Class D Investor Charge-Off (collectively, a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread and Shared Excess

Finance Charge Collections allocated and available for such purpose pursuant to subsection 4.11(b).

     (b) On or before each Distribution Date, the Servicer shall calculate the Class B Investor Loss Amount. If on any Distribution Date, the Class B Investor Loss Amount for the prior Due Period exceeds the amounts allocated with respect thereto pursuant to subsection 4.9(b)(iii), subsection 4.11(c) and Section 4.12 with respect to such Due Period, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraph (a) and the second and fourth sentences of paragraph (d) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraph (a) and the third and fifth sentences of paragraph (d) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs described in paragraph (a) and the fourth and fifth sentences of paragraph (c) and any Reallocated Class C Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero. If such reduction would cause the Class C Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class C Investor Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Loss Amount for such Distribution Date. Additionally, the Class B Investor Interest shall be reduced by the amount of any Series 2002-1 Unfunded Dilution Amount remaining after giving effect to any related Class C Investor Charge-Off and Class D Investor Charge-Off (collectively, together with all reductions to the Class B Investor Interest under subsection 4.10(a), a "Class B Investor Charge-Off"). The Class B Investor Interest will thereafter be reimbursed (but not to an amount in excess of the unpaid principal amount of the Class B Certificates) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(d).

     (c) On or before each Distribution Date, the Servicer shall calculate the Class C Investor Loss Amount. If on any Distribution Date, the Class C Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread, Shared Excess Finance Charge Collections and Reallocated Class D Principal Collections which are allocated and available to fund such amount pursuant to subsection 4.11(g) and Section 4.12, the Class D-2 Investor Interest (after giving effect to reductions for any Class D-2 Investor Charge-Offs described in paragraphs (a) and (b) and the second and fourth sentences of paragraph (d) and any Reallocated Class D-2 Principal Collections on such Distribution Date) will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest (after giving effect to reductions for any Class D-1 Investor Charge-Offs described in paragraphs (a) and (b) and the third and fifth sentences of paragraph (d) and any Reallocated Class D-1 Principal Collections on such Distribution Date) will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero. If such reduction would cause the Class D-1 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-1 Investor Interest will be reduced to zero, and the Class C Investor Interest will be reduced by the amount by which the Class D-1 Investor Interest would have been reduced below zero, but not by more than the Class C Investor Loss Amount for such Distribution Date. Additionally, the Class C Investor Interest shall be reduced by the amount of any Series 2002-1 Unfunded Dilution Amount remaining after giving effect to any related Class D Investor Charge-Off (collectively, together with all reductions to the Class C Investor Interest under subsections 4.10(a) and (b), a "Class C Investor Charge-Off"). The Class C Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available under subsection 4.11(i).

     (d) On or before each Distribution Date, the Servicer shall calculate the Class D Investor Loss Amount. If on any Distribution Date, the Class D Investor Loss Amount for the prior Due Period exceeds the amount of Excess Spread which is allocated and available to fund such amount pursuant to subsection 4.11(l), the Class D-2 Investor Interest will be reduced by the amount of such excess. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Class D Investor Loss Amount for such Distribution Date and the Class D-1 Investor Interest. Additionally, the Class D-2 Investor Interest shall be reduced by the amount of any Series 2002-1 Unfunded Dilution Amount. If such reduction would cause the Class D-2 Investor Interest to be a negative number (but for the proviso in the definition thereof), the Class D-2 Investor Interest will be reduced to zero, and the Class D-1 Investor Interest will be reduced by the amount by which the Class D-2 Investor Interest would have been reduced below zero but not by more than the lesser of any remaining Series 2002-1 Unfunded Dilution Amount for such Distribution Date and the Class D-1 Investor Interest. The reductions to the Class D-2 Investor Interest under this clause (d), together with all reductions to the Class D-2 Investor Interest under subsections 4.10(a), (b) and (c) are referred to collectively as a "Class D-2 Charge-Off"). The reductions to the Class D-1 Investor Interest under this clause (d), together with all reductions to the Class D-1 Investor Interest under subsections 4.10(a), (b) and (c) are referred to collectively as a "Class D-1 Investor Charge-Off"). Each of the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose as described under subsection 4.11(p).

     SECTION 4.11. Excess Spread; Shared Excess Finance Charge Collections. On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2002-1 with respect to the related Due Period to make the following distributions on each Distribution Date in the following priority:

     (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be used to fund the Class A Required Amount and be applied in accordance with, and in the priority set forth in, subsection 4.9(a);

     (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (c) an amount equal to the Class B Required Amount, if any, with respect to such Distribution Date (I) shall be used to fund any deficiency pursuant to subsections 4.9(b)(i) and (ii) in the order of priority specified therein and
(II) any remaining amount up to the sum of the Class B Investor Loss Amount and Class B Investor Dilution Amount for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class B Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (e) an amount equal to the excess, if any, of the Class C Servicing Fee for such Distribution Date plus the amount of any Class C Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class C Available Funds for such Distribution Date shall be paid to the Servicer;

     (f) an amount equal to the Class C Monthly Interest plus the Class C Deficiency Amount for such Distribution Date shall be distributed to the Class C Certificateholders in accordance with the Class C Purchase Agreement;

     (g) an amount equal to the Class C Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (h) an amount equal to the Class C Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (i) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class C Investor Interest shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (j) an amount equal to the aggregate of any other amounts then due to the Class C Certificateholders or required to be applied pursuant to the Class C Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2002-1 shall be distributed for application in accordance with the Class C Purchase Agreement;

     (k) an amount equal to the Required Servicing Reserve Amount for such Distribution Date shall be deposited into the Servicing Reserve Account;

     (l) an amount equal to the excess, if any, of the Class D Servicing Fee for such Distribution Date plus the amount of any Class D Servicing Fee due but not paid to the Servicer on any prior Distribution Date over the Class D Available Funds for such Distribution Date shall be paid to the Servicer;

     (m) an amount equal to the Class D Monthly Interest plus the amount of any Class D Deficiency Amount for such Distribution Date shall be distributed to the Class D Certificateholders in accordance with the Class D Purchase Agreement;

     (n) an amount equal to the Class D Investor Loss Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (o) an amount equal to the Class D Investor Dilution Amount, if any, for the related Due Period shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (p) first an amount equal to the aggregate amount by which the Class D-1 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-1 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date and then an amount equal to the aggregate amount by which the Class D-2 Investor Interest has been reduced as described in clauses (c) and (d) of the definition of Class D-2 Investor Interest (but not in excess of the unreimbursed amount of such reductions) shall be treated as a portion of Available Principal Collections for such Distribution Date;

     (q) an amount equal to the aggregate of any other amounts then due to the Class D Certificateholders or required to be applied pursuant to the Class D Purchase Agreement out of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2002-1 shall be distributed for application in accordance with the Class D Purchase Agreement; and

     (r) the balance, if any, will constitute a portion of Shared Excess Finance Charge Collections for such Distribution Date and will be available for allocation to other Series in Group One and, to the extent not required to be applied as Shared Excess Finance Charge Collections with respect to any Series in Group One, shall be distributed to the Holder of the Exchangeable Seller Certificate or any other Person then entitled to such amounts.

         SECTION 4.12.  Reallocated Principal Collections.

     (a) On or before each Distribution Date, the Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit E hereto) to apply Reallocated Principal Collections (applying all Reallocated Principal Collections in accordance with subsection 4.12(b)) with respect to such Distribution Date, to make the following distributions on each Distribution Date in the following priority:

          (i) an amount equal to the excess, if any, of (x) the Class A Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated to Series 2002-1 with respect to the related Due Period, shall be applied in accordance with, and in the priority set forth in, subsections 4.9(a)(i),
     (ii), (iii) and (iv);

          (ii) an amount equal to the excess, if any, of (x) the Class B Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsection 4.11(c) on such Distribution Date shall be applied first in accordance with, and in the priority set forth in subsections 4.9(b)(i) and (ii) and then pursuant to and in the priority set forth in subsection 4.11(c)(II); and

          (iii) an amount equal to the excess, if any, of (x) the Class C Required Amount, if any, with respect to such Distribution Date over (y) the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available to the Class C Investor Interest pursuant to subsections 4.11(e), 4.11(f), 4.11(g) and 4.11(h) on such Distribution Date shall be applied first pursuant to subsection 4.9(c)(i), and then pursuant to and in the priority set forth in subsections 4.11(f), 4.11(g) and 4.11(h).

     (b) On each Distribution Date on which the Servicer shall instruct the Trustee to apply Reallocated Principal Collections pursuant to paragraph (a) above, the Trustee shall apply such Reallocated Principal Collections in the following order of priority and only to the extent provided below:

          (i) applying Reallocated Class D-2 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iii);

          (ii) if any amounts remain outstanding under subsections 4.12 (a)(i) through (a)(iii) after giving effect to Reallocated Class D-2 Principal Collections, then applying Reallocated Class D-1 Principal Collections in accordance with subsections 4.12 (a)(i) through (a)(iii);

          (iii) if any amounts remain outstanding under subsections 4.12(a)(i) or (a)(ii) above after giving effect to Reallocated Class D Principal Collections, then applying Reallocated Class C Principal Collections in accordance with subsections 4.12(a)(i) and (a)(ii); and

          (iv) if any amounts remain outstanding under subsection 4.12 (a)(i) above after giving effect to Reallocated Class D Principal Collections and Reallocated Class C Principal Collections, then applying Reallocated Class B Principal Collections in accordance with subsection 4.12(a)(i).

     (c) On each Distribution Date, the Class D-2 Investor Interest shall be reduced by the amount of Reallocated Class D-2 Principal Collections for such Distribution Date, the Class D-1 Investor Interest shall be reduced by the amount of Reallocated Class D-1 Principal Collections for such Distribution Date, the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections for such Distribution Date, and the Class B Investor Interest shall be reduced by the amount of Reallocated Class B Principal Collections for such Distribution Date. Each of the Class B Investor Interest, the Class C Investor Interest, the Class D-1 Investor Interest and the Class D-2 Investor Interest will thereafter be reimbursed (but not in excess of the unreimbursed amount of such reductions) on any Distribution Date by the amount of the Excess Spread and Shared Excess Finance Charge Collections allocated and available to (x) the Class B Investor Interest pursuant to subsection 4.11(d), (y) the Class C Investor Interest pursuant to subsection 4.11(i) and (z) to the Class D-1 Investor Interest and Class D-2 Investor Interest pursuant to subsection 4.11(p).

     SECTION 4.13. Seller's or Servicer's Failure to Make a Deposit or Payment. If the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 2002-1 Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

     SECTION 4.14. Shared Excess Finance Charge Collections.

     (a) The balance of any Available Funds on deposit in the Collection Account after giving effect to subsections 4.11(a) through (o) will constitute a portion of Shared Excess Finance Charge Collections and will be available for allocation to other Series in Group One or to the Holder of the Exchangeable Seller Certificate as described in Section 4.3(g).

     (b) Series 2002-1 shall be included in Group One. Subject to subsection 4.3(g) of the Agreement, Shared Excess Finance Charge Collections with respect to the Series in Group One for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (x) the aggregate amount of Shared Excess Finance Charge Collections with respect to all Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in Group One for such Distribution Date. The "Finance Charge Shortfall" for Series 2002-1 for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.11(a) through (o) on such Distribution Date over (b) the Excess Spread for such Distribution Date.

     SECTION 4.15. Shared Principal Collections. Subject to subsection 4.3(f) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2002-1 in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Series in Group One that are Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 2002-1 for such Distribution Date and the denominator of which is the Cumulative Principal Shortfall for such Distribution Date.

     SECTION 4.16. Purchase and Cancellation of Certificates. The Seller may on any Distribution Date on or after the Funding Period Termination Distribution Date, upon five Business Days' prior written notice to the Trustee, purchase Series 2002-1 Certificates on the secondary market and request the Trustee to cancel such Series 2002-1 Certificates purchased by the Seller on such Distribution Date and reduce the Class A, Class B, Class C and/or Class D Investor Interest, as applicable, by a corresponding amount; provided that after giving effect to any cancellation of Class B Certificates, Class C Certificates and/or Class D Certificates resulting in a reduction of the Class B, Class C and/or Class D Investor Interest, the Investor Interest of such Class shall not be lower than (x) 16.5% of the Series 2002-1 Investor Interest (calculated after giving effect to such cancellation), in the case of Class B, (y) 9.5% of the Series 2002-1 Investor Interest (calculated after giving affect to such cancellation), in the case of Class C, and (z) 10.5% of the Series 2002-1 Investor Interest (calculated after giving effect to such cancellations), in the case of Class D. No Certificateholder shall be required to sell its Certificates to the Seller pursuant to this Section 4.16.

     SECTION 4.17. Determination of LIBOR.

     (a) On each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

     (b) The Class A Certificate Rate, Class B Certificate Rate, Class C Certificate Rate, Class D-1 Certificate Rate and Class D-2 Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2002-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (215) 670-6327.

     (c) On each LIBOR Determination Date prior to 12:00 noon New York City time, the Trustee shall send to the Servicer by facsimile, notification of LIBOR for the following Interest Period.

     SECTION 4.18. Paired Series. Any other Series in Group One may be designated (but only with the consent of the Class C Certificateholders and the Covered Class D-1 Certificateholders and subject to satisfaction of the Rating Agency Condition) as a Paired Series for Series 2002-1. Such Paired Series either shall be prefunded with an initial deposit to a prefunding account in an amount up to the initial principal amount of such Paired Series and primarily from the sale of such Paired Series or shall have a variable principal amount. Any such prefunding account shall be held for the benefit of such Paired Series and not for the benefit of the Series 2002-1 Certificateholders. As funds in the Collection Account are allocated for distribution as Available Principal Collections during the Early Amortization Period or Controlled Amortization Period, either (i) in the case of a prefunded Paired Series, an equal amount of funds in any prefunding account for such Paired Series shall be released and distributed pursuant to the terms of such Paired Series or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust and the proceeds thereof will be distributed pursuant to the terms of such Paired Series, and, in either case, the Series Investor Interest of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Investor Interest, assuming that there have been no unreimbursed Loss Amounts with respect to any related Paired Series, the aggregate amount of such Paired Series shall have been increased by an amount up to an aggregate amount equal to the Series Investor Interest paid to the Series 2002-1 Certificateholders (or such other amount as the holders of such Paired Series shall agree).

     SECTION 4.19 Pre-Funding Account. (a) The Seller hereby directs the Servicer, for the benefit of the Series 2002-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 2002-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Certificateholders. The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2002-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Pre-Funding Account, any cash and/or investments on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-Funding Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2002-1 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Pre-Funding Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investments to such new

Pre-Funding Account and from the date such new Pre-funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Pre-Funding Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 2002-1 Certificates, the "Pre-Funding Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

     (b) A portion of the cash proceeds of the sale of the Series 2002-1 Certificates in an amount equal to $22,800,000 shall be deposited into the Pre-Funding Account on the Closing Date. This amount shall be the initial Cash Pre-Funded Amount. In addition, if the Seller sells all or any portion of the Class C Certificates during the Funding Period, the Seller will, prior to the date of such sale, deposit an amount equal to the Sold Class C Percentage of the Total Pre-Funded Amount on the date of such sale into the Pre-Funding Account. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Cash Pre-Funded Amount. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Cash Pre-Funded Amount for purposes of this Supplement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Servicer and paid to the Seller to the extent of the sum of the Class A Percentage, the Class B Percentage and the Sold Class C Percentage of any increases in the Series Investor Interest pursuant to Section
4.21. If the Funding Period Termination Date occurs and any Cash Pre-Funded Amount remains on deposit in the Pre-Funding Account, such remaining Cash Pre-Funded Amount will be deposited into the Collection Account and will be applied in accordance with subsection 4.9(g) to reduce the outstanding principal amount of the Class A Certificates as specified in subsection 4.9(g).

     (c) Funds on deposit in the Pre-Funding Account shall be invested in Permitted Investments by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Pre-Funding Account shall be deposited in the Collection Account at the end of each month and treated as Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates for the preceding Monthly Period and available to be applied as Available Funds.

     Section 4.20. Funding Period Reserve Account. (a) The Seller hereby directs the Servicer, for the benefit of the Series 2002-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 2002-1 Certificateholders, with a Qualified Depository Institution (which initially shall be the Trustee) a segregated trust account (the "Funding Period Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Certificateholders. The Seller does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 2002-1 Certificateholders, without recourse, all of its right, title and interest (if any) in, to and under the Funding Period Reserve Account, any cash and/or investments on deposit therein and any proceeds of the foregoing , including the investment earnings. The Funding Period Reserve Account shall be owned by, and under the sole dominion and control of, the Trustee for the benefit of the Series 2002-1 Certificateholders. If, at any time, the institution holding the Funding Period Reserve Account ceases to be a Qualified Depository Institution, the Seller shall direct the Servicer to establish within 10 Business Days a new Funding Period Reserve Account meeting the conditions specified above with a Qualified Depository Institution, transfer any cash and/or any investment to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be the "Funding Period Reserve Account." In addition, after five days notice to the Trustee, the Seller may direct the Servicer to establish a new Funding Period Reserve Account meeting the conditions specified above with a different Qualified Depository Institution, transfer any cash and/or investments to such new Funding Period Reserve Account and from the date such new Funding Period Reserve Account is established, it shall be, for the Series 2002-1 Certificates, the "Funding Period Reserve Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Funding Period Reserve Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

     (b) The Servicer shall deposit $321,088 into the Funding Period Reserve Account on the Closing Date. Funds on deposit in the Funding Period Reserve Account (after giving effect to any withdrawals from the Funding Period Reserve Account) shall be invested by the Trustee at the direction of the Servicer in Permitted Investments maturing no later than the following Distribution Date. The interest and other investment income (net of investment expenses and losses) earned on such investments shall be deposited in the Collection Account at the end of each month and treated as Collections of Finance Charge Receivables allocated to the Series 2002-1 Certificates for the preceding Monthly Period and available to be applied as Available Funds.

     (c) On or before each Distribution Date with respect to the Funding Period, the Trustee at the direction of the Servicer shall withdraw from the Funding Period Reserve Account, an amount equal to the lesser of (a) the amount on deposit in the Funding Period Reserve Account and (b) the excess, if any, of (i) the sum of the Class A Monthly Interest, the Class B Monthly Interest and, to the extent described in clause (ii) of the first sentence of subsection 4.6(c), the Class C Monthly Interest over (ii) the amount otherwise available to pay such amounts on such Distribution Date pursuant to Sections 4.9 and 4.11. The amount of such withdrawal shall be applied as if such amount were Collections of Finance Charge Receivables allocated to Series 2002-1 and available to be applied as Available Funds.

     (d) The Funding Period Reserve Account shall be terminated following the earlier to occur of (a) the completion of the Funding Period and (b) the termination of the Trust pursuant to the Agreement. Upon the termination of the Funding Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Funding Period Reserve Account on such date as described above) shall be deposited in the Collection Account and, applied as if they were Collections of Finance Charge Receivables allocated to Series 2002-1 and available to be applied as Available Funds.

     Section 4.21. Adjustments to Investor Interest. (a) The Seller may on any Distribution Date during the Funding Period determine to increase the Series Investor Interest amount up to the Initial Investor Interest to the extent there are sufficient Principal Receivables in the Trust to permit such increase to the Series Investor Interest without causing an Early Amortization Event to occur with respect to any outstanding Series. Upon determining to increase the Series Investor Interest pursuant to this Section 4.21, the Seller shall deliver to the Servicer and the Trustee an Officers' Certificate specifying the amount of the increase in the Series Investor Interest the Seller has determined to make and certifying that no Early Amortization Event with respect to any outstanding series will occur as a result of or in connection with such increase in the Series Investor Interest. Upon receipt of such Officer's Certificate by the Trustee, the Class A Investor Interest shall be increased by an amount equal to the Class A Percentage of such amount, the Class B Investor Interest shall be increased by an amount equal to the Class B Percentage of such amount, the Class C Investor Interest shall be increased by an amount equal to the Class C Percentage of such amount, the Class D-1 Investor Interest shall be increased by an amount equal to the Class D-1 Percentage of such amount and the Class D-2 Investor Interest shall be increased by an amount equal to the Class D-2 Percentage of such amount, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding Account and pay to the Seller an amount equal to the sum of the Class A Percentage, the Class B Percentage and the Sold Class C Percentage of such increase in the Series Investor Interest.

     (b) If, on the Funding Period Termination Distribution Date, an amount is withdrawn from the Pre-Funding Account pursuant to the last sentence of Section 4.19(a) and distributed to the Class A Certificateholders pursuant to Section 4.9(g), then the following adjustments shall occur automatically:

          (i) the Class A Investor Interest shall be reduced by the excess of the amount withdrawn over the Class Prefunding Percentage with respect to the Class A Certificates of such amount; and

          (ii) the Class B Investor Interest shall be increased by the amount of such excess.

          SECTION 8. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2002-1 Certificates:

                                   ARTICLE V.

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     SECTION 5.1. Distributions.

     (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class A Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class A Certificateholders pursuant to Section 4.9 by check mailed to each Class A Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class B Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class B Certificateholders pursuant to Section 4.9 by check mailed to each Class B Certificateholder (at such Certificateholder's address as it appears in the Certificate Register), except that with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

     (c) Unless otherwise specified in the Class C Purchase Agreement, on each Distribution Date, the Trustee shall distribute (in accordance with the Class C Purchase Agreement) to each Class C Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class C Certificateholders pursuant to the Class C Purchase Agreement by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date; provided that amounts distributed pursuant to Section 4.9(g) shall be distributed pro rata to the Sold Class C Certificateholders only.

     (d) On each Distribution Date, the Trustee shall distribute the amounts on deposit in the Collection Account as are payable to the Class C
Certificateholders pursuant to the

Class C Purchase Agreement by check mailed to each Class C Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

     (e) On each Distribution Date, the Trustee shall distribute (in accordance with the Class D Purchase Agreement) to each Class D-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-1 Certificateholders pursuant to the Class D Purchase Agreement by check mailed to each Class D-1 Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

     (f) On each Distribution Date, the Trustee shall distribute (in accordance with the Class D Purchase Agreement) to each Class D-2 Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by Class D-2 Certificates held by such Certificateholder) of amounts on deposit in the Collection Account as are payable to the Class D-2 Certificateholders pursuant to the Class D Purchase Agreement by check mailed to each Class D-2 Certificateholder (at such Certificateholder's address as it appears in the Certificate Register) or by wire transfer of immediately available funds to such account designated in writing by such Certificateholder to the Trustee not later than the Determination Date preceding such Distribution Date.

     SECTION 5.2. Monthly Certificateholders' Statement.

     (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 2002-1 Certificateholder and each Rating Agency a statement substantially in the form of Exhibit F to this Supplement prepared by the Servicer setting forth, among other things, the following information (which, in the case of subclauses (i) and (ii) below, shall be stated on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Series 2002-1 Certificate):

          (i) the amount of the current distribution allocable to Class A Monthly Principal, Class B Monthly Principal, Class C Monthly Principal, Class D-1 Monthly Principal and Class D-2 Monthly Principal, respectively;

          (ii) the amount of the current distribution allocable to Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest, Class B Monthly Interest, Class B Deficiency Amounts, Class B Additional Interest, Class C Monthly

     Interest, Class C Deficiency Amounts, Class D-1 Monthly Interest, Class D-1 Deficiency Amounts, Class D-2 Monthly Interest and Class D-2 Deficiency Amounts, respectively;

          (iii) the amount of Collections of Principal Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (iv) the amount of Collections of Finance Charge Receivables processed during the related Due Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, respectively;

          (v) the aggregate amount of Principal Receivables, the Series Investor Interest, the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D-1 Investor Interest, the Class D-2 Investor Interest, the Floating Allocation Percentage, the Class A Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation, the Class D Floating Allocation and the Class D-1 and Class D-2 Floating Allocations and the Principal Allocation Percentage, the Class A Fixed Allocation, the Class B Fixed Allocation, the Class C Fixed Allocation, the Class D Fixed Allocation and the Class D-1 and Class D-2 Fixed Allocations with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

          (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119 and 120 or more days delinquent as of the end of the day on the Record Date;

          (vii) the Loss Amount, the Investor Loss Amount, the Class A Investor Loss Amount, the Class B Investor Loss Amount, the Class C Investor Loss Amount and the Class D Investor Loss Amount for the related Due Period;

          (viii) the Dilution Amount, the Investor Dilution Amount, the Class A Investor Dilution Amount, the Class B Investor Dilution Amount, the Class C Investor Dilution Amount and the Class D Investor Dilution Amount;

          (ix) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs, Class D Investor Charge-Offs and Class D-1 and Class D-2 Investor Charge-Offs for the related Due Period;

          (x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs, Class D Investor Charge-Offs and Class D-1 and Class D-2 Investor Charge-Offs reimbursed on the Distribution Date immediately preceding such Distribution Date;

          (xi) the amount of the Class A Servicing Fee, the Class B Servicing Fee, the Class C Servicing Fee and the Class D Servicing Fee for the related Due Period;

          (xii) the Portfolio Yield and Base Rate for the preceding Due Period;

          (xiii) the amount of Reallocated Class D-2 Principal Collections, Reallocated D-1 Principal Collections, Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

          (xiv) the Class A Investor Interest, the Class B Investor Interest, the Class C Investor Interest, the Class D-1 Investor Interest and the Class D-2 Investor Interest as of the close of business on such Distribution Date;

          (xv) LIBOR on such Distribution Date;

          (xvi) the Principal Shortfall and Finance Charge Shortfall;

          (xvii) the amount of Class A Available Funds, Class B Available Funds, Class C Available Funds and Class D Available Funds on deposit in the Collection Account on the related Distribution Date;

          (xviii) the Excess Spread, Shared Excess Finance Charge Collections, Shared Principal Collections, in each case allocated to allocated to Series 2002-1, and the amount on deposit in the Excess Funding Account;

          (xix) such other items as are set forth in Exhibit F to this Supplement.

     (b) Annual Certificateholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2003, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2002-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 2002-1 Certificateholders, as set forth in subclauses (i) and
(ii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates and the Class B Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 2002-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

     SECTION 9. Series 2002-1 Early Amortization Events. If any one of the following events shall occur with respect to the Series 2002-1 Certificates:

     (a) failure on the part of the Seller or the Originator (i) to make any payment or deposit required by the terms of (A) the Agreement, (B) this Supplement or (C) the Purchase Agreement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or
(ii) duly to observe or perform in any material respect any of its covenants or agreements set forth in the Agreement, this Supplement (including, without limitation, the covenant of the Seller contained in Section 11 of this Supplement) or the Purchase

Agreement, which failure has a material adverse effect on the Series 2002-1 Certificateholders (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period) and which continues unremedied for a period of 35 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and continues to affect materially and adversely the interests of the Series 2002-1 Certificateholders for such period (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest for such period);

     (b) any representation or warranty made by the Seller or the Originator in the Agreement, this Supplement or the Purchase Agreement, or any information contained in a computer file or microfiche or written list required to be delivered by the Seller pursuant to Section 2.1 or 2.6 or by the Originator pursuant to Section 1.1 or 2.4(e) of the Purchase Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Controlling Certificateholders, and (ii) as a result of which the interests of the Series 2002-1 Certificateholders are materially and adversely affected (which determination shall be made without reference to the amount of the Class C Investor Interest or the Class D Investor Interest) and continue to be materially and adversely affected for such period; provided, however, that a Series 2002-1 Early Amortization Event pursuant to this subsection 9(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

     (c) the average Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average Base Rate for such period;

     (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(a);

     (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2002-1 Certificateholders;

     (f) the Class A Investor Interest shall not be paid in full on the Class A Expected Final Payment Date or the Class B Investor Interest shall not be paid in full on the Class B Expected Final Payment Date;

     (g) if the Seller or any of its Affiliates is the Servicer on any Distribution Date specified below, the amount on deposit in the Servicing Reserve Account shall be less than (i) $260,000 on the May 2003 Distribution Date, (ii) $520,000 on the November 2003 Distribution Date, (iii) $780,000 on the May 2004 Distribution Date, (iv) $1,040,000 on the November 2004

Distribution Date or (v) $1,300,000 on the May 2005 Distribution Date, in each case after giving effect to any deposits to be made to the Servicing Reserve Account on such Distribution Date; or

     (h) either of the following events shall occur: (i) Charming Shoppes, Inc. transfers ownership of a majority interest in the Fashion Bug retail chain (taken as a whole) to an unaffiliated Person (a "Fashion Bug Transfer"), and Charming Shoppes, Inc. fails to provide the Holders of the Class A Certificates with thirty (30) days' prior written notice of its intention to complete such transfer, or (ii) in the event (A) Charming Shoppes, Inc. shall have provided Holders of the Class A Certificates thirty (30) days' prior written notice of its intention to complete a Fashion Bug Transfer, (B) Holders of the Class A Certificates evidencing more than 50% of the Class A Investor Interest shall have determined, in their sole discretion, to declare an Early Amortization Event with respect to Series 2002-1 as a result of such Fashion Bug Transfer,
(C) such Holders shall have delivered to the Seller and the Trustee written notice of such determination within thirty (30) days after receipt of such written notice, and (D) such Fashion Bug Transfer shall have occurred;

then, (x) in the case of any event described in subparagraph (a), (b), (e) or
(g) after the applicable grace period set forth in such subparagraphs, either the Trustee or the Controlling Certificateholders by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that an early amortization event (a "Series 2002-1 Early Amortization Event") has occurred as of the date of such notice,
(y) in the case of any event described in subparagraph (h), the Holders of the Class A Certificates evidencing more than 50% of the Class A Investor Interest by notice then given in writing to the Seller, the Servicer and the Trustee may declare that a Series 2002-1 Early Amortization Event has occurred as of the date of such notice and (z) in the case of any event described in subparagraphs
(c), (d) or (f), a Series 2002-1 Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the Series 2002-1 Certificateholders immediately upon the occurrence of such event. Notwithstanding anything to the contrary in the Agreement (including Section
10.4 or Section 1.31 thereof) or this Supplement, the Holders of the Class A Certificates evidencing more than 50% of the Class A Investor Interest may waive any Early Amortization Event described in subparagraph (h).

     SECTION 10. Series 2002-1 Termination. The right of the Series 2002-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 2002-1 Termination Date. For purposes of Series 2002-1, the reference to "110%" in Section 12.1(c) shall be deemed to be a reference to "110% (or if such percentage would cause an Early Amortization Event to occur with respect to any other outstanding Series, the greater of (x) such lesser percentage as would not cause such Early Amortization Event and (y) the then current Series Allocation Percentage)". The proceeds of such sale shall be treated as Collections on the Receivables that are allocated to Series 2002-1 pursuant to the Agreement and this Supplement and shall be distributed in accordance with the terms of this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds that are allocable to Finance Charge Receivables and the amount of such proceeds that are allocable to Principal Receivables.

     SECTION 11. Limitations on Addition of Accounts. The Seller agrees that it shall not designate any Additional Accounts pursuant to subsection 2.6(b) unless on or prior to the related Addition Date, the Seller shall have provided the Class C and Class D Certificateholders with an Officer's Certificate certifying that such designation of such Additional Accounts will not, as of the related Addition Date, (x) be reasonably expected by the Seller to result in a reduction or withdrawal by either Rating Agency of its rating for the Series 2002-1 Certificates, (y) cause a Series 2002-1 Early Amortization Event, or (z) be reasonably expected by the Seller to materially adversely affect in any manner the timing or amount of payments to the Class C Certificateholders or the Class D Certificateholders.

     SECTION 12. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 13. Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 14. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 15. No Petition. Each of the Trustee, the Servicer and the Seller (with respect to the Trust only), by entering into this Supplement and each Series 2002-1 Certificateholder, by accepting a Series 2002-1 Certificate, shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Seller to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Seller under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Seller or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust or the Seller.

     SECTION 16. Forms of Series 2002-1 Certificates.

     (a) Form of Certificates. The form of each of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, including the Certificate of Authentication, shall be substantially as set forth respectively as Exhibits A, B, C and D hereto, respectively.

     (b) Book-Entry Certificates.

          (i) The Class A Certificates and the Class B Certificates that are not sold in offshore transactions in reliance on Regulation S under the Securities Act shall be offered and sold in reliance on the exemption from registration under Rule 144A (except for any sale directly from the Trust) and shall be issued initially in the form of one or more permanent global certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A and B hereto, as applicable, added to the form of such Certificates (each, a "Restricted Book-Entry Certificate"), which shall be registered in the name of the nominee of the Depository and deposited with the Trustee, as custodian for the Depository. The aggregate principal amount of the Restricted Book-Entry Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

          (ii) The Class A Certificates and Class B Certificates sold in offshore transactions in reliance on Regulation S under the Securities Act shall be represented by one or more permanent global securities in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibits A and B hereto, as applicable , added to the form of such Certificates (each, a "Regulation S Book-Entry Certificate") to be held by the Depository and registered in the name of a nominee of the Depository or its custodian for the respective accounts of Euroclear and Citibank, N.A. as depository for Clearstream duly executed by the Trust and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Regulation S Book-Entry Certificates may from time to time be increased or decreased by adjustments made on the records of the Trustee or the Depository or its nominee, as the case may be, as hereinafter provided.

     (c) Definitive Series 2002-1 Certificates. (i) The Class C Certificates and the Class D Certificates shall be issued in the form of Definitive Certificates with the applicable legends set forth in Exhibit C and D, hereto, which shall be registered in the name of the Holder or a nominee thereof, duly executed by the Trust and authenticated by the Trustee as hereinafter provided. Except as provided in Section 6.12, owners of beneficial interests in the Book-Entry Certificates shall not be entitled to receive Definitive Certificates.

     SECTION 17. Transfer Restrictions.

     (a) No Series 2002-1 Certificate may be sold or transferred (including, without limitation, by pledge or hypothecation) unless such sale or transfer is exempt from the registration requirements of the Securities Act and is exempt from the registration requirements under applicable state securities laws.

     No Class A Certificate or Class B Certificate may be offered, sold or delivered within the United States or to, or for the benefit of, U.S. Persons as defined in Regulation S except to QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as fiduciary or agent in accordance with Rule 144A in reliance on the exemption from registration in Section 4(2) of the Securities Act. The Class A Certificates and the Class B Certificates may also be sold or resold, as the case may be, in offshore transactions to non-U.S. Persons in reliance on Regulation S under the Securities Act.

     No Class C Certificate or Class D Certificate may be offered, sold or delivered to, or for the benefit of, any Person except U.S. Persons (as defined in Section 7701(a)(30) of the Code) within the United States that are QIBs purchasing for their own account or for the accounts of one or more QIBs, for which the purchaser is acting as a fiduciary or agent in accordance with Rule 144A in reliance on the exemption for registration in Section 4(2) of the Securities Act. In addition, a transfer of Class C Certificates or Class D Certificates by the Seller shall be subject to satisfaction of the Rating Agency Condition.

     None of the Trust, the Trustee, the Seller, the Originator, the Servicer or any other Person may register the Series 2002-1 Certificates under the Securities Act or any applicable securities laws.

     (b) Notwithstanding any provision to the contrary herein, so long as a Book-Entry Certificate remains outstanding and is held by or on behalf of the Depository, transfers of a Book-Entry Certificate, in whole or in part, shall only be made in accordance with this Section 17(b) and Section 6.10.

          (i) Subject to clauses (ii) and (iii) of this Section 17(b), transfers of a Book-Entry Certificate shall be limited to transfers of such Book-Entry Certificate in whole, but not in part, to a nominee of the Depository or to a successor of the Depository or such successor's nominee.

          (ii) Regulation S Book-Entry Certificate to Restricted Book-Entry Certificate. If a holder of a beneficial interest in a Regulation S Book-Entry Certificate wishes to transfer all or a part of its interest in such Regulation S Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Restricted Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Book-Entry Certificate of the same Class. Upon receipt by the Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Restricted Book-Entry Certificate to be increased by an amount equal to such beneficial interest in such Regulation S Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2002-1 Certificates, and (B) a certificate substantially in the form of Exhibit G-1 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Restricted Book-Entry Certificate is a QIB, is obtaining such beneficial interest in a transaction pursuant to Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, then

     Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Regulation S Book-Entry Certificate by the aggregate principal amount of the interest in such Regulation S Book-Entry Certificate to be transferred, increase the Restricted Book-Entry Certificate specified in such instructions by an amount equal to such reduction in such principal amount of the Regulation S Book-Entry Certificate and make the corresponding adjustments to the applicable participants' accounts.

          (iii) Restricted Book-Entry Certificate to Regulation S Book-Entry Certificate. If a holder of a beneficial interest in a Restricted Book-Entry Certificate wishes to transfer all or a part of its interest in such Restricted Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of a Regulation S Book-Entry Certificate, such holder may, subject to the terms hereof and the rules and procedures of Euroclear or Clearstream, as the case may be, and the Depository exchange or cause the exchange of such interest for an equivalent beneficial interest in a Regulation S Book-Entry Certificate of the same Class. Upon receipt by the Trustee, as Transfer Agent and Registrar, of (A) instructions from Euroclear, Clearstream or the Depository, as the case may be, directing the Trustee, as Transfer Agent and Registrar, to cause such Regulation S Book-Entry Certificate to be increased by an amount equal to the beneficial interest in such Restricted Book-Entry Certificate but not less than the minimum denomination applicable to the related Class of Series 2002-1 Certificates to be exchanged, and (B) a certificate substantially in the form of Exhibit G-2 hereto given by the prospective transferee of such beneficial interest and stating, among other things, that such transferee acquiring such interest in a Regulation S Book-Entry Certificate is a non-U.S. Person located outside the United States and such transfer is being made pursuant to Rule 903 or 904 under Regulation S of the Securities Act, then Euroclear, Clearstream or the Trustee, as Transfer Agent and Registrar, as the case may be, will instruct the Depository to reduce such Restricted Book-Entry Certificate by the aggregate principal amount of the interest in such Restricted Book-Entry Certificate to be transferred, increase the Regulation S Book-Entry Certificate specified in such instructions by an Aggregate Outstanding Amount equal to such reduction in the principal amount of the Restricted Book-Entry Certificate and make the corresponding adjustments to the applicable participants' accounts.

          (iv) Other Exchanges. In the event that a Class A Certificate or Class B Certificate initially represented by a Book-Entry Certificate is exchanged for one or more Definitive Certificates pursuant to Section 6.12, the related Class A Certificateholder or Class B Certificateholder, as the case may be, shall be required to deliver a representation letter with respect to the matters described in subsections 17(c) and (d) of this Supplement. Such Definitive Certificates may be exchanged for one another only upon delivery of a representation letter with respect to the matters described in subsections 17(c) and (d) of this Supplement and in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A or are to non-U.S. Persons, or otherwise comply with Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by the Trust and the Trustee.

     (c) Each beneficial owner of Restricted Global Series 2002-1 Certificates will be deemed to represent and agree as follows (terms used in this paragraph that are defined in Rule 144A or Regulation S under the Securities Act are used herein as defined therein):

          (i) The owner either (A)(1) is a QIB, (2) is aware that the sale of the Class A Certificates or Class B Certificates, as applicable, to it (other than the initial sale by the Trust) is being made in reliance on the exemption from registration provided by Rule 144A under the Securities Act and (3) is acquiring the Class A Certificates or Class B Certificates, as applicable, for its own account or for one or more accounts, each of which is a QIB, and as to each of which the owner exercises sole investment discretion, and in a principal amount of not less than $1,000,000 for the purchaser or for each such account, as the case may be, or (B) (1) is not a U.S. Person (as defined under Regulation S of the Securities Act) and (2) is purchasing the Class A Certificates or Class B Certificates, as applicable, pursuant to Rule 903 or 904 of Regulation S of the Securities Act. The owner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Certificates or Class B Certificates, as applicable, and the owner and any accounts for which it is acting are each able to bear the economic risk of the owner's or its investment. The owner understands that in the event that at any time the Trust or the Trustee determines that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in this clause (i), upon direction from the Trust the Trustee shall consider the acquisition of the related Class A Certificates or Class B Certificates, as applicable, void and require that the related Class A Certificates or Class B Certificates, as applicable, be transferred to a Person designated by the Trust.

          (ii) The owner understands that the Class A Certificates or Class B Certificates, as applicable, are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, the Class A Certificates or Class B Certificates, as applicable, have not been and will not be registered under the Securities Act, and, if in the future the owner decides to offer, resell, pledge or otherwise transfer the Class A Certificates or Class B Certificates, as applicable, such Class A Certificates or Class B Certificates, as applicable, may be offered, resold, pledged or otherwise transferred in accordance with the Agreement and this Supplement and the applicable legend on such Series 2002-1 Certificates set forth in Exhibit A or B hereto, as applicable. The owner acknowledges that no representation is made by the Trust, the Trustee, the Seller or the Initial Purchaser, as the case may be, as to the availability of any exemption under the Securities Act or any State securities laws for resale of the Series 2002-1 Certificates.

          (iii) The owner is not purchasing the Class A Certificates or Class B Certificates, as applicable, with a view to the resale, distribution or other disposition thereof in violation of the Securities Act. The owner understands that an investment in the Series 2002-1 Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The owner has had access to such financial and other information concerning the Originator, the Seller, the Trust and the Series 2002-1 Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Class A Certificates or Class B Certificates, as applicable, including an opportunity to ask questions of and request information from the Originator, the Seller and the Servicer.

          (iv) In connection with the purchase of the Series 2002-1
     Certificates: (A) none of the Trust, the Initial Purchaser or the Trustee is acting as a fiduciary or financial or investment adviser for the owner;
     (B) the owner is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Originator, the Seller, the Servicer, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates other than, in the case of the Trust, in a current offering memorandum for such Series 2002-1 Certificates and any representations expressly set forth in a written agreement with such party; (C) none of the Originator, the Seller, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates has given to the owner (directly or indirectly through any other Person) any assurance, guarantee, or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence, or benefit (including legal, regulatory, tax, financial, accounting, or otherwise) of its purchase, (D) the owner has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Agreement or this Supplement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Originator, the Seller, the Trust, the Initial Purchaser or the Trustee or any of their Affiliates; and (E) the owner is purchasing the Class A Certificates or Class B Certificates, as applicable, with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks.

          (v) Neither the owner nor such account was formed for the purpose of acquiring any Series 2002-1 Certificates (unless the Trust, in its sole discretion and with the advice of counsel in respect of U.S. securities laws, expressly otherwise permits). The owner and each such account agrees that it shall not hold such Series 2002-1 Certificates for the benefit of any other Person and shall be the sole beneficial owner thereof for all purposes and that it shall not sell participation interests in the Series 2002-1 Certificates or enter into any other arrangement pursuant to which any other Person shall be entitled to a beneficial interest in the distributions on the Series 2002-1 Certificates. The owner understands and agrees that any purported transfer of the Series 2002-1 Certificates to an owner that does not comply with the requirements of this clause (v) shall be null and void ab initio. The owner understands that in the event that at any time the Trustee has determined, or the Trust notifies the Trustee that the Trust has determined, that such purchaser was in breach, at the time given, of any of the representations or agreements set forth in clause (i) above, then the Trustee shall consider the acquisition of the related Series 2002-1 Certificates void and require that the related Series 2002-1 Certificates be transferred to a Person designated by the Trust.

          (vi) The owner understands that the Class A Certificates and Class B Certificates will bear the applicable legend set forth in Exhibit A or B hereto.

          (vii) Either (A) the owner is not acquiring such Series 2002-1 Certificate with the assets of an "employee benefit plan" whether or not subject to ERISA, any "plan" described in Section 4975(e)(1) of the Code or any entity deemed to hold "plan assets" of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity (each, a "Benefit Plan Investor") or (B) it is an insurance company purchasing such Series 2002-1 Certificate with assets of its general account, and at the time of acquisition and throughout the period of holding, (x) it meets all of the requirements of and is eligible for exemptive relief under Prohibited Transaction Class Exemption 95-60; (y) less than 25% of the assets of that general account are assets of a Benefit Plan Investor; and (z) it is not a servicer to the Trust or an affiliate of a servicer to the Trust, and would not otherwise be excluded under 29 CFR
     Section 2510.3-101(f)(1).

          (viii) The owner will not, at any time, offer to buy or offer to sell the Series 2002-1 Certificates by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or at a seminar or meeting whose attendees have been invited by general solicitations or advertising.

(d) Each Person who becomes a beneficial owner of the Series 2002-1 Certificates represented by an interest in a Regulation S Book-Entry Certificate will be deemed to have made the representations set forth in clauses (ii) through (viii) of Section 17(c) of this Supplement and to have further represented and agreed as follows (and, upon the issuance of Definitive Certificates representing the Class A Certificates and Class B Certificates under the limited circumstances described in Section 6.12, will be required to represent and warrant as follows):

          (i) The owner is aware that the sale of such Series 2002-1 Certificates to it is being made in reliance on the exemption from registration provided by Regulation S and understands that the Series 2002-1 Certificates offered in reliance on Regulation S under the Securities Act will be represented by one or more Regulation S Book-Entry Certificates and will bear the appropriate legends set forth in Exhibits A and B as applicable. The Series 2002-1 Certificates so represented may not at any time be held by or on behalf of U.S. Persons as defined in Regulation S. Each of the owner and the related Holder is not, and will not be, a U.S. Person as defined in Regulation S. Before any interest in a Regulation S Book-Entry Certificate may be offered, resold, pledged or otherwise transferred to a Person who takes delivery in the form of a Restricted Book-Entry Certificate, the transferor and the prospective transferee will be required to provide


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

     the Trustee with a written certification substantially in the form of Exhibit G-1 hereto as to compliance with the transfer restrictions.

          (ii) The owner understands that an investment in such Series 2002-1 Certificates involves certain risks, including the risk of loss of a substantial part of its investment under certain circumstances. The owner has had access to such financial and other information concerning the Trust and such Series 2002-1 Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of such Series 2002-1 Certificates, including an opportunity to ask questions of and request information from the Originator, the Seller and the Servicer.

     (e) The transfers of the Class C Certificates and the Class D Certificates are subject to additional restrictions set forth in the Class C Purchase Agreement and the Class D Purchase Agreement, respectively. Each of the Class C Certificates and the Class D Certificates are Subject Instruments subject to the transfer restrictions set forth in Section 6.3(e). Notwithstanding Section 6.3, Seller shall not execute, and the Transfer Agent and Registrar shall not register the transfer of, (i) any Class C Certificate, if after giving effect to the execution or transfer of such Class C Certificate, there would be more than 10 Private Holders of Class C Certificates or (ii) any Class D Certificate, if after giving effect to the execution or transfer of such Class D Certificate, there would be more than 5 Private Holders of Class D Certificates. For purposes of this Supplement and the Agreement, each Holder of a Class C Certificate or a Class D Certificate shall be a "Private Holder."

     (f) Any purported transfer of an Series 2002-1 Certificate of the Trust not in accordance with the Agreement and Section 17 of this Supplement and, in the case of the Class C Certificates and Class D Certificates, in accordance with the Class C Purchase Agreement and the Class D Purchase Agreement, respectively shall be null and void and shall not be given effect for any purpose hereunder.

     (g) Notwithstanding anything contained in this Supplement to the contrary, neither the Trustee nor the Transfer Agent and Registrar shall be responsible or liable for compliance with applicable federal or state securities laws (including, without limitation, the Securities Act or Rule 144A or Regulation S promulgated thereunder), ERISA or the Code (or any applicable regulations thereunder); provided that if a specified transfer certificate or opinion of counsel is required by the express terms of the Agreement and Section 17 of this Supplement or, in the case of the Class C Certificates and Class D Certificates, the terms of the Class C Purchase Agreement and Class D Purchase Agreement, respectively, to be delivered to the Trustee or Transfer Agent and Registrar prior to registration of transfer of an Series 2002-1 Certificate, the Trustee and/or Transfer Agent and Registrar, as applicable, shall be under a duty to receive such certificate or opinion of counsel and to examine the same to determine whether it conforms on its face to the requirements hereof and, in the case of the Class C Certificates and Class D Certificates, the requirements of the Class C Purchase Agreement and Class D Purchase Agreement, respectively, and the Trustee or Transfer Agent and Registrar, as the case may be, shall promptly notify the party delivering the same if it determines that such certificate or opinion does not so conform.

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

     (h) If the Trustee determines or is notified by the Trust, the Seller or the Servicer that (i) a transfer or attempted or purported transfer of any interest in any Series 2002-1 Certificate was not consummated in compliance with the provisions of Section 17 of this Supplement on the basis of an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any form or certificate required to be delivered hereunder, (iii) the holder of any interest in an Series 2002-1 Certificate is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder or (iv) such transfer would have the effect of causing the assets of the Trust to be deemed to be "plan assets" for purposes of ERISA, the Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall vest no rights in the purported transferee (such purported transferee, a "Disqualified Transferee") and the last preceding holder of such interest in such Series 2002-1 Certificate that was not a Disqualified Transferee shall be restored to all rights as a holder thereof retroactively to the date of transfer of such Series 2002-1 Certificate by such holder. The purported transferor of such Series 2002-1 Certificates or beneficial interest therein shall be required to cause the purported transferee to surrender the Series 2002-1 Certificates or any beneficial interest therein in return for a refund of the consideration paid therefor by such transferee (together with interest thereon) or to cause the purported transferee to dispose of such Series 2002-1 Certificates or beneficial interest promptly in one or more open market sales to one or more Persons each of whom satisfies the requirements of the Agreement and this Supplement and the legends on the Series 2002-1 Certificates, and such purported transferor shall take, and shall cause such transferee to take, all further action necessary or desirable, in the judgment of the Trustee, to ensure that such Series 2002-1 Certificates or any beneficial interest therein are held by Persons in compliance therewith.

     In addition, the Trust may require that the interest in the Series 2002-1 Certificate referred to in (i), (ii) or (iii) in the preceding paragraph be transferred to any Person designated by the Trust at a price determined by the Trust, based upon its estimation of the prevailing price of such interest and each Holder, by acceptance of an interest in a Series 2002-1 Certificate, authorizes the Trust to take such action. In any case, neither the Trust nor the Trustee will be held responsible, other than the Trustee, to the extent of its obligations under Section 17(g) (but subject to Article XI), for any losses that may be incurred as a result of any required transfer under this Section 17(h).

     (i) To the extent applicable to the Trust, the Trust shall comply with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56 (2001) (the "Patriot Act"). To the extent applicable to the Trust, the Trust shall impose additional transfer restrictions to comply with the Patriot Act and each Holder agrees to comply with such transfer restrictions. The Trust shall notify the Trustee and the Transfer Agent and Registrar of the imposition of any such transfer restrictions, and the Trustee shall give notice to all Holders of such transfer restrictions. In order to comply with U.S. laws and regulations, including the Patriot Act, the Trust may request from an owner or a prospective owner such information as it reasonably believes is necessary to verify the identity of such owner or prospective owner, and to determine whether such owner or prospective owner is permitted to be an owner of the Series 2002-1 Certificates pursuant to such laws and regulations. In the event of the delay or failure by any owner or prospective owner of the Series 2002-1 Certificates to deliver to the Trust any such requested information, the Trust (or the Initial Purchaser, the Servicer or the Trustee on its behalf) may (i) require such owner to immediately transfer any Series 2002-1 Certificate, or beneficial interest therein, held by such owner to an owner meeting the requirements of this Supplement and the Agreement,
(ii) refuse to accept the subscription of a prospective owner, or (iii) take any other action required to comply with such laws and regulations. In addition, following the delivery of any such information, the Trust (or the Initial Purchaser, the Servicer or the Trustee on its behalf) may take any of the actions identified in clauses (i)-(iii) above. In certain circumstances, the Trust, the Trustee, the Servicer or the Initial Purchaser may be required to provide information about owners to regulatory authorities and to take any further action as may be required by law. None of the Trust, the Trustee, the Servicer or the Initial Purchaser will be liable for any loss or injury to an owner or prospective owner that may occur as a result of disclosing such information, refusing to accept the subscription of any potential owner, redeeming any investment in a certificate or taking any other action required by law.

     SECTION 18. Certain Amendments. In addition to any other provisions relating to amendments in either the Agreement or this Supplement:

          (i) this Supplement may be amended by written agreement of the Seller, subject to satisfaction of the Rating Agency Condition but without the consent of the Servicer, Trustee or any Series 2002-1 Certificateholder, if such amendment is to the Series 2002-1 Supplement and is made to conform the terms of this Supplement to the terms described in the Offering Memorandum relating to the initial offer and sale of the Class A Certificates and the Class B Certificates and on the terms described in the Private Placement Memorandum relating to the offer and sale of the Sold Class C Certificates; and

          (ii) subparagraph (h) of the first sentence of Section 9 of this Supplement may be amended, subject to satisfaction of the Rating Agency Condition, by written agreement of the Seller and the Holders of Class A Certificates evidencing more than 50% of the Class A Investor Interest, without the consent of the Servicer, Trustee or any other Series 2002-1 Certificateholder;

provided, however, that no such amendment shall be deemed effective without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Notwithstanding anything to the contrary in the Agreement or this Supplement, it shall be a condition to any amendment of this Supplement that the Rating Agency Condition be satisfied with respect to such amendment. The Servicer shall provide notice to the Rating Agencies of the waiver of any Early Amortization Event with respect to Series 2002-1.

     SECTION 19. Commercial Law Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of the Series 2002-1 Supplement. Such representations and warranties speak as of the date that the Collateral (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Supplement unless each Rating Agency shall have notified the Seller, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

     (a) The Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Trustee in the Receivables described in Section 2.1 of the Agreement (the "Collateral"), which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Seller.

     (b) The Collateral constitutes an "account" or a "payment intangible" within the meaning of the applicable UCC.

     (c) At the time of its transfer of the Collateral pursuant to the Agreement, the Seller owned and had good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person.

     (d) The Seller has caused or will have caused, within ten (10) days of the initial execution of this Supplement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee pursuant to the Agreement.

     (e) Other than the security interest granted to the Trustee pursuant to the Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of the Collateral other than any financing statement relating to the security interest granted to the Trustee pursuant to the Agreement or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

     IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2002-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                            CHARMING SHOPPES RECEIVABLES CORP.,
                                            Seller


                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                            SPIRIT OF AMERICA, INC.
                                            Servicer


                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            Trustee


                                            By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                      S-1